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                    MASTER BUILD TO SUIT AND LEASE AGREEMENT

         THIS MASTER BUILD TO SUIT AND LEASE AGREEMENT ("Master Lease" or "Agreement") is made and entered into by and between TRITEL COMMUNICATIONS, INC., a Delaware corporation ("Carrier") and AMERICAN TOWER, L.P., a Delaware limited partnership ("Tower Company").

         WHEREAS, Carrier has licenses to provide personal communications service ("PCS") in the states of Alabama, Florida, Mississippi, Tennessee, Kentucky and any additional state or markets in which Carrier obtains a license to provide PCS;

         WHEREAS, Carrier requires that in certain instances towers and related facilities be developed for the installation of antennas, equipment cabinets, cabling and related equipment;

         WHEREAS, Carrier also requires that parcels of real property together with easements for ingress, egress and utilities to those properties be acquired for the construction of the towers and related facilities;

         WHEREAS, Carrier has acquired or leased parcels of real property for the operations of a wireless or telecommunications facility;

         WHEREAS, Carrier desires to assign to Tower Company certain of those leases and for Tower Company to construct facilities on the sites;

         WHEREAS, Carrier also desires for the Tower Company to lease or purchase designated parcels of property when Carrier has not already leased such properties to construct towers or structures for the operation of a wireless or telecommunications facility;

         WHEREAS, Carrier desires to lease space on the facilities from Tower Company when the towers or structures are completed.

         NOW THEREFORE, for [CONFIDENTIAL TREATMENT REQUESTED] and other good and valuable consideration, the legal receipt and sufficiency of which is hereby mutually acknowledged and agreed to, Carrier and Tower Company do hereby agree as follows:

                                 I. DEFINITIONS

1.1 DEFINED TERMS. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meaning (such meanings to be applicable equally to the singular and plural forms of such terms) unless the context otherwise requires:

"APPLICABLE TOWER SITE" shall mean a site where Carrier intends to place, develop or construct a tower.

"ASSIGNMENT" shall mean the assignment of the Ground Lease from Carrier to Tower Company.

"CARRIER" shall mean Tritel Communications, Inc.

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"CARRIER'S EQUIPMENT OR CARRIER EQUIPMENT" shall mean the equipment to be located at the Site by Carrier which shall be described in each Site Lease Agreement.

"CARRIER MARKET" shall mean each market in which Tritel does business and shall be divided into and include each of the following markets and the term "Market" shall mean one of the following:

o  Knoxville market which encompasses the Knoxville BTA
o  Chattanooga market which encompasses the Chattanooga BTA
o  Nashville market which encompasses the Nashville BTAs
o  Birmingham market which encompasses the Birmingham BTAs
o  Huntsville Alabama market which encompasses the Huntsville BTAs
o  Mississippi market which encompasses the Memphis and Jackson BTAs
o  Kentucky market which encompasses the Louisville, Lexington and Evansville
     BTAs
o  Montgomery, Alabama market which encompasses the Montgomery and Decatur BTAs
o Any other market in which Carrier does business and is specifically identified in a Schedule

"CARRIER SPECIFICATIONS" shall mean the specifications of Carrier necessary and applicable to the Tower Facilities at any Applicable Tower Site for the construction, installation, use and operation of Carrier's Equipment at such Applicable Tower Site and for the construction and installation of the Tower Facilities.

"COMMENCEMENT DATE" shall mean the date for each SLA as defined in Attachment V.

"EASEMENTS" shall mean any and all easements for access, ingress, egress or utilities easements obtained or intended to be utilized for the Applicable Tower Site.

"FAA" shall mean the Federal Aviation Administration.

"FCC" shall mean the Federal Communications Commission.

"GROUND LEASE" shall mean the lease, option or other contract between the owner of the Property and Tower Company (or the Carrier who will assign the lease to the Tower Company) for the property where the Tower Facilities will be located

"GROUND LESSOR" shall mean the owner of the fee simple interest or other interest in the entire portion of Property where the Tower Facility is to be located and the person who has entered into a ground lease with the Tower Company (or the Carrier who will assign the lease to the Tower Company) for the lease of the entire Property for the location of a Tower Facility upon the Property.

"HAZARDOUS MATERIALS" shall mean any substance, chemical or waste identified as hazardous, toxic or dangerous in any applicable federal, state or local law or regulation including, without limitation, petroleum or hydrocarbon based fuels such as diesel, propane or natural gas.

"MASTER LEASE" OR "AGREEMENT" shall mean this Master Build to Suit and Lease Agreement.

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"MPE" shall mean Maximum Permissible Exposure.

"PCS" shall mean personal communications service.

"PLANS" shall mean plans for the construction of the Tower Facilities.

"PRE-DEVELOPMENT COSTS" shall mean the cost of developing the Site for the location, construction and operation of a Tower Facility upon the Site and shall include without limitation, the cost of the site acquisition services, phase 1 environmental assessments, geotechnical analyses, title reports, title opinions, title commitments and title insurance, designs, Plans and Specifications, construction plans, the cost incurred in obtaining grants of easements, supplies, relevant travel expenses, fees or assessments imposed by local, state or federal governmental entities, recording fees and filing fees, fees of engineers, surveyors, architects, attorneys, brokerage commissions and others providing professional services.

"PRE-DEVELOPMENT NOTICE" shall mean notice that Tower Company has delivered to Carrier all of the Pre-Development Information for the Applicable Tower Site.

"PREMISES" shall mean the space occupied by Carrier's Equipment on each Tower Facility, the ground space adjacent to the Tower Facility where Carrier's Equipment is located, all cabling, conduit, wires and utilities running to and from the Tower Facility and to and from Carrier's Equipment and the Easement.

"PROPERTY" OR "SITE" shall mean the entire portion of property where the Applicable Tower Site will be located which property is being leased from Ground Lessor.

"PUNCH LIST" shall mean a list of items that Carrier deems necessary that Tower Company complete, fix, alter or correct in order for the Tower Facilities to be completed in accordance with the Plans and Specifications.

"ISLA" shall mean a Site Lease Agreement between Tower Company and Carrier.

"SPECIFICATIONS" shall mean the specifications for the construction of the Tower Facilities.

"TOWER COMPANY" shall mean American Tower, L.P., a Delaware limited partnership.

"TOWER FACILITY OR TOWER FACILITIES" shall mean the tower, foundations, and related facilities including concrete foundations, footings and slabs and fencing to be located upon the Applicable Tower Site.

                       II. GRANT OF RIGHTS; ASSIGNMENT AND
                   ASSUMPTION OF GROUND LEASES, AND SUBLEASING

2.1 (a) GRANT. Carrier grants Tower Company the non-exclusive right to develop, construct and lease those sites in the Carrier Markets as defined above which involve the construction of towers and related facilities ("Tower Sites") upon the terms and conditions of this Master Lease. Tower Company acknowledges and agrees that the right to develop, construct and

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lease the Tower Sites is not an exclusive right and that Carrier may grant similar rights to other parties in other markets.

         (b) APPLICATION.

              (i) NOTICE. In the event that Carrier identifies a Tower Site or search ring where it intends to place, develop and construct a tower, and Carrier intends to grant to Tower Company the right to develop, construct and lease such Tower Site, Carrier shall give Tower Company written notice of the Applicable Tower Site.

                   (A) NOTICE OF SEARCH RING. In the event that Carrier has issued a search ring for the Applicable Tower Site, but has not obtained a lease, contract, option or other right to lease the property for the Applicable Tower Site, Carrier shall notify Tower Company in writing of the parameters of the search ring for the Applicable Tower Site (the "Search Ring Notice").

                   (B) NOTICE OF LEASE. In the event that Carrier has obtained an option, lease, contract or other right to lease the property for the Applicable Tower Site, Carrier shall notify Tower Company in writing of such option, lease, contract or other right. Carrier shall immediately deliver to Tower Company a complete copy of the lease, option, contract or other right to lease the property for the Applicable Tower Site (the "Lease Notice").

                   (C) NOTICE OF BUILDING PERMIT. In the event that Carrier has obtained a lease, contract, option or other right to lease property for an Applicable Tower Site and is preparing to apply for a building permit for the Applicable Tower Site, Carrier shall notify Tower Company in writing, at least ten (10) days prior to the date that Carrier intends to make or actually makes an application for a building permit for Applicable Tower Site (the "Building Permit Notice") (the Search Ring Notice, the Lease Notice and the Building Permit Notice shall be each be referred to as a "Notice of Applicable Tower Site"). The Notice of Applicable Tower Site shall also be accompanied by the Carrier Specifications for the Applicable Tower Site that is the subject of the Notice of Applicable Tower Site.

                   (D) OBLIGATION TO GIVE NOTICE. Notwithstanding paragraphs 2.1(b)(i)(A), (B) and (C), Carrier shall not be obligated to provide the Tower Company the Notice of Applicable Tower Site except in accordance with 2.1
(b)(i)(C), provided however, the Carrier may elect in lieu of providing Tower Company Notice of the Applicable Tower Site pursuant to 2.1(b)(i)(C) above to provide the Tower Company Notice of the Applicable Tower Site pursuant to either 2.1(b)(i)(A) or 2.1(b)(i)(B) above If Carrier provides Tower Company Notice of the Applicable Tower Site pursuant to 2.1(b)(i)(A) above, then Tower Company shall assist Carrier in locating a suitable Site within the of the parameters of the search ring set forth in the Search Ring Notice and shall be responsible for obtaining for Tower Company's own account and in Tower Company's own name a lease, contract, option or other right to lease property for the Applicable Tower Site

              (ii) ACCEPTANCE OR REJECTION OF APPLICABLE TOWER SITE. Tower Company shall have a period of fifteen (15) business days (the "Application Period") from the date of the Notice of Applicable Tower Site to accept (in the event of acceptance, the "Notice of

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Acceptance") or reject in writing any such Applicable Tower Site because of any characteristics associated with the Applicable Tower Site which would in the reasonable opinion of Tower Company adversely impact the development or ownership by Tower Company of the Applicable Tower Site (including, without limitation, objectionable ground lease provisions, defects in existing, or inability to obtain proper, zoning or environmental contamination). In the event that Tower Company does not accept or reject the Applicable Tower Site within such fifteen (15) day period, Tower Company shall be deemed to have rejected such Applicable Tower Site. In the event that Tower Company rejects or does not accept any Applicable Tower Site, Tower Company shall have no right to require an assignment of the Ground Lease (hereinafter defined) or obligation to develop the Applicable Tower Site and Carrier shall have no further obligation to Tower Company in regards to the Applicable Tower Site under the terms of this Agreement.

              (c) DUE DILIGENCE. During the (i) (A) Application Period; and (B) in the event that the Tower Company provides the Carrier with a Notice of Acceptance upon the applicable Tower Site, during the period between the Application Period and the Commencement Date of the applicable SLA; and (C) during the term of the applicable SLA, provided that Tower Company has assumed the Ground Lease, if applicable, and entered into an SLA with Carrier: Carrier shall make available to Tower Company such information as Tower Company may reasonably require about the Applicable Tower Site which information shall include but shall not be limited to (ii) (A) zoning permits and approvals, variances, building permits and such other federal, state or local governmental approvals which have been obtained or for which Carrier has made application;
(B) the construction, engineering and architectural drawings and related site plan and surveys pertaining to the construction of the Tower Facilities on the Property; (C) the geotechnical report for the Property commissioned by Carrier, if any; (D) the title reports, commitments for title insurance, ownership and encumbrance reports, title opinion letters, copies of instruments in the chain of title or any other information which may have been produced regarding title to the Property and the Easements; and (E) the environmental assessments including phase I reports and any reports relating to contemporaneous or subsequent intrusive testing, the "FCC Checklist" performed pursuant to National Environmental Protection Act requirements and any other information which may have been produced regarding the environmental condition of the Property, the Easements or neighboring real property. Carrier shall cooperate with Tower Company in making reasonable modifications to the foregoing information at the request of Tower Company. If the Tower Company provides a Notice of Acceptance for any such Applicable Tower Site, Tower Company shall reimburse Carrier for the Pre-Development Costs associated with each accepted Applicable Tower Site in accordance with the Schedule set forth in Attachment "V".

              (d) FEDERAL AVIATION ADMINISTRATION APPROVAL. Carrier shall not file with the FAA any application, responses, approvals and registration numbers submitted or received with respect to any Applicable Tower Site without the prior written approval of Tower Company which approval shall not be unreasonably withheld, delayed or conditioned by Tower Company.

              (e) ASSIGNMENT AND ASSUMPTION OF GROUND LEASE. In the event that Tower Company accepts the Applicable Tower Site for development pursuant to
Section 2.1 of this Agreement, and Carrier has entered a Ground Lease with the Ground Lessor, Carrier shall assign to Tower Company and Tower Company shall assume and agree to be bound, from and after the date of the Assignment, by the Ground Lease, together with the Easements to the Property

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pursuant to the Assignment and the relationship of the Carrier and Tower Company with regard to the Applicable Tower Site shall thereafter be governed by this Agreement. The form of the Assignment by which Carrier assigns the Ground Lease and any Easements to Tower Company shall be substantially the same form as that which is attached hereto as Attachment "I". The Assignment shall be executed by Carrier and Tower Company in three (3) counterpart originals, and one original execution copy shall be delivered to Carrier and two (2) original execution copies shall be delivered to Tower Company within ten (10) business days of Carrier's delivery of the Notice of Acceptance. In addition thereto, Tower Company and Carrier shall execute a Memorandum of Assignment in substantially the form of Attachment "II" to be recorded in the office of the property records in the County where the Property is located. The Memorandum of Assignment shall be executed and delivered to Tower Company within ten (10) business days of Carrier's receipt of the Notice of Acceptance. Provided that the Ground Lease is in the form of an option to lease and such option has not been exercised, Tower Company shall record the Memorandum of Assignment within fifteen (15) business days of the Notice of Acceptance, and in any event prior to the commencement of construction of the Tower Facilities as commencement of construction is defined in any mechanics or materialman's lien statute in the state where the Property is located. In addition thereto, Tower Company and Carrier shall exercise their best efforts to obtain from the Ground Lessor, a release of Carrier from all liabilities under the Ground Lease and shall include such release language in the Estoppel Certificate which is attached to the Assignment as Exhibit "E". Notwithstanding the foregoing provisions of this Section, the Assignment and Memorandum of Assignment are contingent upon the execution of the SLA by the Carrier and the execution of the SLA by the Carrier shall be a condition precedent to the effectiveness of the Assignment. In the event that any Estoppel Certificate obtained from the Ground Lessor for such Site indicates that a default exists or may exist under the Ground Lease on the part of the lessee thereunder, Tower Company shall have the option to terminate the Assignment and Memorandum of Assignment within ten (10) business days of the receipt of the notice of such alleged default.

              (f) COMPLETION OF PRE-DEVELOPMENT WORK. In the event that Tower Company accepts the Applicable Tower Site prior to the time that a building permit has been issued for the Applicable Tower Site, then except to the extent previously obtained by Carrier, Tower Company shall obtain and be responsible and liable for the completion of all matters necessary to complete the construction of the Tower Facilities upon the Applicable Tower Site, including without limitation (i) obtaining zoning permits and approvals, variances, building permits and such other federal, state or local governmental approvals for the Applicable Tower Site; (ii) obtaining the construction, engineering and architectural drawings and related site plan and surveys pertaining to the construction of the Tower Facilities on the Property (iii) obtaining the geotechnical report for the Property; (iv) obtaining a title report, commitment for title insurance, ownership and encumbrance report, title opinion letter, copies of instruments in the chain of title or any other information which may have been produced regarding the marketability of title and title to the Property and the easements; and (v) obtaining environmental assessments including phase I reports and a report relating to contemporaneous or subsequent intrusive testing, the "FCC Checklist" performed pursuant to National Environmental Protection Act requirements and any other information which may be necessary to obtain permits and maintain licensing for the operation of a wireless communications facility upon the Applicable Tower Site (collectively the "Pre-Development Information"). Tower Company shall make available to and deliver to Carrier copies of all of the Pre-Development Information obtained by Tower Company prior to the

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execution of an SLA. Subject to the force majeure provisions of Section 5.5(e), the Tower Company shall deliver to the Carrier all of the Pre-Development Information and the Ground Lease for the Applicable Tower Site within the time periods provided in Attachment "V".

              (g) ZONING AND GOVERNMENTAL APPROVALS. In the event that it is necessary to obtain any zoning or governmental approvals, permits, variances, or other action from any federal, state or local governmental body or entity ("Governmental Approvals") for the Applicable Tower Site and Tower Company has accepted the Applicable Tower Site prior to the issuance of such Government Approvals, Carrier shall have the right to approve, (such approval not to be unreasonably withheld, delayed or conditioned,) any application, motion, appeal or action ("Government Application") for such Government Approvals. Where reasonably practicable and at Carrier's sole cost and expense, Carrier shall have the right to approve any presentation, witnesses, evidence, materials or reproduced works, or similar items, matters or parties which Tower Company intends to utilize or present for or to any person, entity, body or commission for such Governmental Approval. Where reasonably practicable, Carrier shall have the right to require Tower Company to hire or use, which shall be at Carrier's sole cost and expense, any witnesses, attorneys, consultants, lobbyists, public relations consultants, or parties which Carrier deems reasonably necessary to obtain the Governmental Approval. So long as Tower Company has not entered into a lease, license or similar contractual agreement with another wireless or telecommunications provider for the occupancy of space upon the Tower Facilities, Carrier shall have the right at any time to control, withdraw, dismiss, terminate or otherwise cease any process, hearing or proceeding upon or regarding a Government Application. In the event Government Approval is not obtained for any Applicable Tower Site, Carrier shall reimburse Tower Company for all fees and expenses incurred in connection with the Government Applications and Pre-Development Costs. In the event that the Carrier desires to terminate, dismiss, withdraw or otherwise cease any process, hearing, or proceeding upon or regarding a Government Application and in the reasonable opinion of the Tower Company and the Tower Company's Counsel (in writing) such Government application could have been approved and Tower Company does not construct a tower or similar facility upon the Property, the Carrier shall reimburse the Tower Company for all fees and expenses incurred in connection with the Government Applications and Pre-Development Costs. In addition, Tower Company may subsequently terminate, by written notice to Carrier, any Assignment, Memorandum of Assignment and/or SLA on any Applicable Tower Site previously entered into pursuant to 2.1 (h)(ii) if any Governmental Approvals for such Applicable Tower Site cannot be obtained, in which event, Tower Company and Carrier shall have no further obligation to each other under such SLA or under this Master Lease in regards the Applicable Tower Site, provided however, that Tower Company shall assign the Ground Lease (and any related documents including without limitation any Pre-Development Information) to Carrier without warranty or representation. In the event that the Carrier elects to proceed to appeal or obtain any Governmental Approvals for such Applicable Tower Site, Carrier may award such Applicable Tower Site to another company for the development, construction and leasing of the Applicable Tower Site, Carrier may develop, construct and lease the Applicable Tower Site itself or elect to obtain another tower site or otherwise. In any such event Tower Company and Carrier shall have no further obligation to each other under such SLA or under this Master Lease in regards to the Applicable Tower Site.

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              (h) SITE LEASE AGREEMENT. (i) In the event that a building permit has been obtained for the Applicable Tower Site and all Pre-Development Information has been completed and delivered to Carrier, Carrier shall execute two original copies of a Site Lease Agreement ("SLA") in substantially the form of the SLA attached hereto as Attachment III and deliver such SLA to Tower Company for execution within ten (10) business days of the delivery of the Pre-Development Information to the Carrier. Tower Company shall execute and deliver a Memorandum of SLA in substantially the form of the Memorandum of SLA attached hereto as Attachment "IV" contemporaneously with the execution and delivery of the SLA.

                   (ii) In the event that the Notice of Acceptance has been received prior to the obtaining of a building permit and the delivery of all Pre-Development Information to Carrier, Carrier shall execute two original SLAs in substantially the form of the SLA attached hereto as Attachment III and deliver such SLA to Tower Company for execution within ten (10) business days of the delivery of all Pre-Development Information to Carrier. Tower Company shall execute and deliver a Memorandum of SLA in substantially the form of the Memorandum of SLA attached hereto as Attachment "IV" contemporaneously with the execution and delivery of the SLA.

                   (iii) Carrier may refuse to execute the SLA and reject same on any Applicable Tower Site because of any deficiency in the Pre-Development Information or any deficiencies which are disclosed in the Pre-Development Information, (which Carrier did not obtain or prepare), including without limitation (A) exceptions to the title of the Property or the Easements, (B) deficiencies in the Plans and Specifications (C) deficiencies in the geotechnical analysis or environmental assessments for the Property or any deficiencies regarding the condition of the Property; or (D) deficiencies in any requirements under the National Environmental Protection Act; (E) any deficiency in the SLA; or (F) any deficiency in the Ground Lease or the due authorization thereof. Notwithstanding the foregoing, the Carrier shall give the Tower Company notice of any deficiency in the Pre-Development Information. Notice of any deficiencies from Carrier to Tower Company shall state with specificity the alleged deficiencies and the exact nature of the cure required by Carrier. Tower Company shall have fifteen (15) business days from the date of such notice to cure, correct, or otherwise modify such deficiency in the Pre-Development Information. In the event that Tower Company does not cure such deficiency to the reasonable satisfaction of Carrier and Carrier refuses to execute or rejects an SLA, Carrier shall have no obligation to execute an SLA or obligation to Tower Company under this Master Lease in regards to the Applicable Tower Site. In the event that Tower Company thereafter does not construct a tower on such Applicable Tower Site, Carrier shall reimburse Tower Company for its Pre-Development Costs incurred prior to Tower Company's actual knowledge of such deficiency, but in any event no more than Sixteen Thousand and no/ 100s Dollars ($16,000.00). Notwithstanding the foregoing provisions, in the event that Carrier and Tower Company dispute in good faith whether any such deficiency exists or whether any cure specified by Carrier is reasonable under the circumstances or any cure undertaken by Tower Company is adequate, and as a result Carrier refuses to execute or rejects an SLA, in addition to the remedies and recoveries provided above, Carrier shall submit and grant to Tower Company any substitute or alternate tower site which Carrier intends to build, develop and construct as a substitute for the Applicable Tower Site.

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                   (iv) Tower Company may refuse to execute the SLA and reject same on any Applicable Tower Site because of any deficiency in the Pre-Development Information or any deficiencies which are disclosed in the Pre-Development Information, that was not prepared and available for review by Tower Company prior to its giving of the Notice of Acceptance for such Applicable Tower Site, including without limitation (A) exceptions to the title of the Property or the Easements, (B) deficiencies in the Plans and Specifications (C) deficiencies in the geotechnical analysis or environmental assessments for the Property or any deficiencies regarding the condition of the Property; or (D) deficiencies in any requirements under the National Environmental Protection Act; (E) any deficiency in the SLA; or (F) any deficiency in the Ground Lease or the due authorization thereof (unless the Ground Lease was prepared by Tower Company) Notwithstanding the foregoing, Tower Company shall give the Carrier notice of any such, which shall state with specificity the alleged deficiencies.

                   (v) Carrier shall be responsible for recording and bear the cost of recording the Memorandum of SLA.

                III. DESIGN AND CONSTRUCTION OF TOWER FACILITIES

         3.1 COVENANT TO CONSTRUCT. Construction of the Tower Facilities shall be the responsibility and obligation of Tower Company. Tower Company shall be responsible for the costs and construction of the Tower Facilities, and subject to availability and receipt by Tower Company of a building permit and any other required Governmental Approvals, Tower Company shall construct the Tower Facilities in accordance with and in substantial compliance with the Plans and Specifications and all rules, regulations, laws, and orders of any governing body, local, state or federal. Tower Company shall be responsible for obtaining all necessary permits and approval of the Plans and Specifications from all applicable governmental agencies, unless previously obtained by Carrier.

         3.2 APPROVAL OF PLANS AND SPECIFICATIONS. (a) In the event that Carrier has obtained Plans and Specifications for the construction the Tower Facilities, Carrier shall deliver to Tower Company the Plans and Specifications for the Tower Facilities within five (5) days of the complete execution of the Assignment. In the event that Tower Company does not approve the Plans and Specifications Tower Company shall deliver detailed written objections to the Plans and Specifications within five (5) business days of the receipt of the Plans and Specification. If Tower Company modifies the Plans and Specifications Tower Company shall prepare and deliver to Carrier for approval by Carrier three copies of any modifications to the Plans and Specifications. Any modifications to the Plans and Specifications for each Tower Facility shall be delivered to Carrier within ten (10) business days of the delivery of the Plans and Specifications to Tower Company. If no objection or modified Plans and Specifications are delivered to Carrier within the above-referenced time periods, the Plans and Specifications shall be deemed approved. Within five (5) business days after receipt of the modified Plans and Specifications, Carrier shall approve such modified Plans and Specification or deliver to Tower Company detailed written objections thereto. If Carrier fails to either affirmatively approve or disapprove the modifications to the Plans and Specifications proposed by Tower Company within the five (5) day period, Carrier shall be deemed to have effectively approved the modified Plans and Specifications.

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              (b) In the event that Carrier has not obtained Plans and
Specifications for the Tower Facility, Tower Company shall have Plans and Specifications for the construction of the Tower Facility prepared, designed and delivered to Carrier within fifteen (15) business days of the execution of the Assignment, or in the event there is no Assignment, within fifteen (15) business days of the execution of the Ground Lease with the Ground Lessor, for Carrier's approval, which approval shall not be unreasonably withheld, delayed or conditioned. Within five (5) business days of receipt of the Plans and Specifications, Carrier shall approve the Plans and Specifications or deliver to Tower Company detailed objections thereto. If Carrier does not affirmatively approve or disapprove the Plans and Specifications within such five (5) day period, Carrier shall be deemed to have approved the Plans and Specifications.

              (c) The grounds for any disapproval by Carrier of Plans and Specifications or modifications thereof submitted by Tower Company shall be limited to failure of the Plans and Specifications to conform to applicable legal requirements or the to the Carrier Specifications.

              (d) Notwithstanding the foregoing, in the event that any federal, state or local governmental body, requires Tower Company or Carrier to modify the Plans and Specifications to obtain a Governmental Approval, Carrier or Tower Company may modify the Plans and Specifications provided the other party approves such modification, such approval not to be unreasonably withheld, delayed or conditioned.

         3.3 COMMENCEMENT OF CONSTRUCTION. Tower Company shall commence construction of the Tower Facility promptly, and in any event within ten (10) days of the receipt of a building permit and shall complete the construction of each individual Tower Facility within forty-five (45) business days after, Carrier executes an SLA for the Site upon which the Tower Facility is to be constructed. Tower Company shall have no obligation to commence construction of the Tower Facilities unless and until an executed SLA has been executed by Carrier for the applicable Tower Site. The commencement of construction and the completion of construction of each Tower Facility shall be subject to delays from substantial labor disputes, fire, unusual delay in deliveries not caused by or contributed to by Tower Company or its contractors, abnormal adverse weather conditions not reasonably anticipated, or government actions or inactions not caused or contributed to by the Tower Company, or other unavoidable casualties, force majeure or similar causes beyond reasonable control of Tower Company or Tower Company's contractor or for time needed to perform additional construction covered by any change order requested by Carrier. Notwithstanding the foregoing, Carrier and Tower Company may negotiate and agree upon a different schedule for the completion of a Tower Facility in a Carrier Market.

         3.4 SELECTION OF CONTRACTOR. Prior to the commencement of construction of a Tower Facility under this Agreement, Tower Company shall provide Carrier with the names of the contractors it proposes to use for the construction of the Tower Facility. Carrier may, in its reasonable discretion and within ten (10) business days of receipt of this information, object to the use of a specific contractor on a Tower Facility. Failure of Carrier to object to any contractor within such ten (10) business day period shall constitute approval of all such contractors.

         3.5 MANNER OF CONSTRUCTION. (a) Tower Company represents, warrants and agrees that the Tower Facilities shall be constructed in a good and workmanlike manner and in accordance with the Plans and Specifications and all applicable federal, state and local laws, ordinances,

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rules and regulations and shall be of good quality, free from faults and patent defects. Tower Company warrants to Carrier that all materials furnished in connection with the construction of the Tower Facilities will be new unless otherwise specified, and of good quality, and that such construction will be of good quality in accordance with industry standards, free from faults and patent defects.

              (b) Tower Company shall supervise and direct the work on the Tower Facilities (the "Work"), using Tower Company's best skill and attention. Tower Company shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work on the Tower Facilities under this Agreement.

              (c) Unless otherwise provided in this Agreement, Tower Company shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for the proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

              (d) Tower Company shall enforce strict discipline and good order among the employees and other persons carrying out this Agreement. Tower Company shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

              (e) Tower Company shall pay sales, consumer, use, and other similar taxes regarding the Tower Facilities, the construction and leasing thereof, and shall secure and pay for any permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work.

              (f) Tower Company shall keep the Tower Facilities and surrounding area free from accumulation of waste materials or rubbish caused by operations under this Agreement. At completion of the work Tower Company shall remove from and about the Tower Facilities waste materials, rubbish, tools, construction equipment, machinery and surplus materials.

              (g) Tower Company shall provide Carrier (and its employees, agents and contractors) access to the Work in preparation and progress wherever located, provided that such access shall not interfere with the Work.

              (h) Tower Company shall pay all royalties and license fees; shall defend suits or claims for infringement of patent rights and shall hold Carrier harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by Carrier unless Tower Company has reason to believe that there is an infringement of patent.

              (i) Tower Company shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Agreement. Tower Company shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

                   (1) employees on the Work, the Tower Facilities or the Property and other persons who may be affected thereby;

                   (2) the Work, the Tower Facilities, the Property and materials and equipment to be incorporated therein; and

                   (3) other property at the Property or adjacent thereto.

         3.6 NO LIENS. Tower Company shall keep the Tower Facilities free of all involuntary liens and claims other than those arising by, through or under Carrier, including without limitation, (a) liens and claims arising out of or related to the performance of the construction, all liens and claims of any contractor, subcontractor, laborer, mechanic or materialman for labor performed or material furnished in connection with the performance of the construction;
(b) liens or claims arising from taxes or assessments, except for liens for taxes or assessments which are not yet due and payable; or (c) liens or claims which may impair Carrier's interest. Notwithstanding the foregoing, Tower Company may encumber the Tower Facilities with a lien or mortgage as surety for construction or permanent financing.

         3.7 NOTIFICATION OF COMPLETION. Tower Company shall notify Carrier of the date when the Tower Facilities have been substantially completed by delivery of a notice in substantially the same form attached hereto as Attachment "VI" ("Notice of Completion"). Within fifteen (15) business days after the Notice of Completion, Carrier shall deliver to Tower Company a Punch List. The Tower Facilities shall be deemed accepted by Carrier if a Punch List is not received by Tower Company within fifteen (15) days of the date of Notice of Completion. In the event that Carrier does submit a Punch List to the Tower Company, the Tower Company shall complete and correct all items on the Punch List within ten
(10) business days after delivery of the Punch List. The Carrier shall not be deemed to have accepted the Tower Facilities as complete until completion of all items on the Punch List.

         3.8 IMPROVEMENTS BY CARRIER. Unless otherwise provided in this Agreement or otherwise, Carrier shall be responsible for procuring any and all permits and approvals from any and all federal, state or local governmental agencies which may be required for the installation or operation of Carrier's Equipment on the Tower Facilities for each Site and for the installation of Carrier's Equipment upon the Premises. In the event that the Tower Company installs the Carrier Equipment upon the Tower Facilities, the Tower Company shall perform such installation pursuant to the provisions of the Schedule attached to Attachment "V". Subject to the provisions of Section 4.12, Carrier shall submit plans and specifications for the proposed installation of Carrier's Equipment to Tower Company for Tower Company's approval. Carrier shall not construct or install any equipment or improvements onto the Premises other than those which are described in the SLA or alter the radio frequency of operation of the Carrier's Equipment without first obtaining the prior written consent of Tower Company which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, so long as Carrier obtains Tower Company's prior written approval, which approval shall not be unreasonably withheld, delayed, or conditioned, Carrier shall have the right to make alterations to the Premises and the Carrier Equipment so long as Carrier does not increase the area of space upon the Tower Facilities or the ground space upon the Site, increase the wind or structural load upon the Tower Facility or create material radio frequency interference with the equipment of other users then located upon the Tower Facility who have a written contractual agreement with the Tower Company for the location of equipment upon the Tower Facility.

         3.9 COMPLIANCE WITH GOVERNMENTAL RULES. All work required to be performed by Carrier or Carrier's employees, contractors or agents shall be made in a good and workmanlike manner. Tower Company shall be entitled to require substantial compliance with the plans and specifications approved by Tower Company pursuant to paragraph 3.8 including specifications for the grounding of Carrier's equipment and antennas. All construction, installations and operations in connection with this Master Lease by Carrier shall meet with all applicable rules and regulations of the FCC, and all applicable codes and regulations of the city, county, and state concerned.

                           IV. LEASE OF THE PREMISES

         4.1 PREMISES. Carrier may install, maintain, operate and remove Carrier's Equipment on the Tower Facilities, only at the heights and in those locations designated in an SLA upon the Property. The terms and conditions of this Master Lease shall be incorporated into each SLA and the terms and conditions of each SLA shall be governed by the terms, covenants and conditions of this Master Lease as though set forth in the SLA word for word. The SLA for each Site shall be in substantially the same form as that attached hereto as Attachment "III". The SLA shall be executed by Carrier and Tower Company and shall incorporate by reference information about the Site including but not limited to the legal description of the Premises and the Property which is the subject of the Ground Lease, the legal description of the Easements, a description of Carrier's Equipment, and a mounting height of the antennas in the instance of the applicable Tower Facility or other structure. In no event shall Carrier's Equipment exceed or deviate from the equipment described in the SLA without the prior written consent of Tower Company which consent shall not be unreasonably withheld, delayed or conditioned; provided however, Tower Company and Carrier acknowledge and agree that so long as Tower Company approves any substituted, additional or altered equipment, which approval shall not be unreasonably withheld, delayed or conditioned and any additional or substituted equipment (i) does not increase the wind load or structural burden upon the Tower Facilities, (ii) does not increase the space upon the Tower Facilities or the ground space upon the Site, (iii) does not create a fly material technical or radio frequency interference with any existing equipment located upon the Tower Facilities at the time of the request for such modification or substitution, (iv) and does not increase the effective isotropically radiated power emitted from the antennae located upon the Carrier Premises in excess of one thousand six hundred forty (1640) watts. Carrier may substitute, add, alter, modify and replace Carrier's Equipment described in the SLA upon the Tower Facilities.

         4.2 USE. Subject to the provisions of Section 3.8, Carrier may use the Premises for (i) the transmission and reception of wireless communications signals, (ii) the construction, alteration, maintenance, replacement, repair, and upgrade of Carrier's Equipment, at Carrier's sole cost and expense, subject to and in accordance with Sections 4.1, 4.12 and other applicable provisions of this Master Lease, and (iii) activities incidental to any of the foregoing, and for no other purposes. The use of any Tower Facility granted Carrier by this Master Lease shall be non-exclusive, but it shall be limited in strict accordance with this Master Lease. Tower Company shall have the right to enter into lease and license agreements with others relating to the Tower Facility in the reasonable discretion of the Tower Company, subject to the covenants, terms and conditions of this Master Lease including, without limitation, covenants prohibiting interference with Carrier's Equipment found in Section
4.12 of this Master Lease.

         4.3 INITIAL TERM OF MASTER LEASE. The initial term of this Master Lease shall be for a period of seven (7) years from the date of this Master Lease. 'Me Master Lease shall automatically renew for four (4) additional terms of five (5) years each unless Tower Company or Carrier notifies the other party of its intention not to renew this Master Lease at least six (6) months prior to the end of the then existing term or Renewal Term of this Master Lease. The terms and conditions of the Master Lease which are applicable to each SLA shall remain in force and continue to apply until the termination or expiration of the applicable SLA even if the Master Lease is terminated or not renewed.

         4.4 INITIAL TERM OF SLAS. The initial term of the SLA for each Tower Facility shall be for a period of seven (7) years commencing on the Commencement Date and expiring on the seventh (7th) anniversary of the Commencement Date ("Initial Term"). Carrier and Tower Company shall execute a letter agreement in substantially the form of Attachment VII, which shall be attached to each SLA confirming the calendar date which the parties acknowledge and agree is the Commencement Date for each SLA.

         4.5 RENEWAL TERMS FOR SLA. Carrier shall have the right to extend each SLA for four (4) additional period(s) of five (5) years each ("Renewal Terms"). Carrier shall provide Tower Company written notice of Carrier's intent to renew any SLA not less than one hundred twenty (120) days prior to the end of the then existing term. Each Renewal Term shall be on the same terms and conditions as set forth in this Master Lease except that Rent shall accrue in the manner described on Attachment V.

         4.6 QUIET ENJOYMENT. Subject to Carrier's payment and performance of all of its duties and obligations under this Master Lease and any applicable SLA, Tower Company covenants that Carrier shall have the quiet enjoyment of the Premises throughout the term of the applicable SLA, without threat of hindrance, ejection or molestation.

         4.7 GROUND LEASE. (a) Tower Company covenants that it shall not commit any act which would result in a default, non-renewal or nonconformance of the Ground Lease. The SLA shall be subject to the continued existence and enforceability of the Ground Lease, provided, however, any termination or expiration of the Ground Lease which occurs as a result of any default, non-renewal or non-conformance by Tower Company under the terms of the Ground Lease, without the prior written consent of Carrier, shall be construed as an event of default under the terms of the SLA.

              (b) In the event that the Ground Lease requires the Ground Lessor to consent to the making of the applicable SLA, it shall be a condition precedent to the effectiveness of the SLA that Tower Company obtains such consent. The form and content of such consent shall be subject to Carrier's approval, which approval shall not be unreasonably withheld, delayed or conditioned.

              (c) In the event that the Ground Lease expires, terminates or is not otherwise renewed, and subject to the terms and provisions of the Ground Lease, Tower Company hereby grants to Carrier the right to purchase the Tower Facilities (and any accessories, accessions, attachments, fixtures or other equipment in connection therewith, etc., including without limitation, storage buildings and fences) for the fair market value of the Tower Facilities (and such accessories, accessions, attachments, fixtures, equipment, etc.). Such option must be exercised within six (6) months of the date of such expiration, termination or non-renewal.

              (d) Tower Company agrees to deliver a non-disturbance and attornment agreement with the landlord under the Ground Lease for Carrier's continued possession of the Premises under the applicable SLA and/or the assumption and/or assignment of the Ground Lease to Carrier in the event that Tower Company elects to terminate the Ground Lease. Carrier acknowledges and agrees that the language provided in paragraph 5 of the Estoppel Certificate attached to the Assignment as Exhibit "E" will be sufficient to comply with the requirements of this provision. This provision shall not imply that Carrier consents to the expiration or termination of the Ground Lease by Tower Company.

         4.8 BASE RENT. As consideration for the use and occupancy of the Premises under any SLA, Carrier shall pay, without setoff, abatement, deduction, or demand, except as expressly provided in this Master Lease, to Tower Company the base rent shown on Attachment V ("Base Rent" or "Rent"). The Base Rent shall be due and payable in monthly installments, in advance, on the first day of each month during the term (including Renewal Terms) of this Lease, commencing on the Commencement Date. Carrier shall pay to Tower Company interest at the rate of [CONFIDENTIAL TREATMENT REQUESTED] per annum or the highest rate allowed by law (whichever is less) on all payments of Base Rent not paid when due from due date thereof until paid.

         4.9 CARRIER'S EQUIPMENT. Carrier's Equipment shall remain Carrier's exclusive personal property throughout the term of this Agreement and upon termination of the SLA. Carrier shall have the right to remove all the Carrier's Equipment at Carrier's sole cost and expense on or before the expiration or earlier termination of the SLA, provided that Carrier repairs any damage to the Premises, the Property or the Tower Facilities caused by such removal, provided that Carrier shall not be obligated to remove any pads, utilities or similar permanent fixtures. Tower Company and Tower Company's agents shall have the right to enter the Property and the Tower Facility located upon the Property at all times for the purpose of inspecting the same.

         4.10 MECHANICS' LIENS. Carrier shall not permit any mechanics', materialmen's, contractors' or subcontractors' liens arising from any construction work, repair, restoration or removal or any other claims or demands to be enforced against the Tower Facilities or the Property or any part thereof. Tower Company shall have the right at any time to post and maintain upon the Property such notices as may be necessary to protect Tower Company against liability for all such liens and encumbrances. Tower Company shall assume no liability for the payment of materials or labor which arise from the installation of Carrier's improvements upon the Premises and no mechanics' or materialmen's liens for Carrier's improvements shall attach to the interest of Tower Company in the Tower Facilities. If any mechanics', materialmens', contractors or subcontractors' liens are filed against the Property or the Tower Facility due to work performed by Carrier, then Carrier shall remove such liens by posting any bonds required by the applicable state law.

         4.11 MAINTENANCE AND REPAIRS.

              (a) Carrier shall perform all repairs necessary or appropriate to Carrier's Equipment to maintain Carrier's Equipment in a good and tenantable condition, reasonable wear and tear, damage by fire, the elements or other casualty excepted. Damage to Carrier's Equipment resulting from the acts or omissions of Tower Company shall be repaired by Carrier at Tower Company's cost and expense. Tower Company shall reimburse Carrier for the actual reasonable costs incurred as evidenced by adequate documentation by Carrier in repairing such damage or replacing Carrier's Equipment.

              (b) Tower Company shall maintain the Tower Facilities, the Site, the Easements, and portions of the Property other than Carrier's Equipment (i) in good order and repair, wear and tear, damage by fire, the elements or other casualty excepted; and (ii) in such condition that the Tower Facilities and the Property are required to be maintained by Tower Company pursuant to the Ground Lease; and (iii) in compliance with all rules, laws, regulations and orders of any governmental entity. Damage to the Tower Facilities or the equipment or improvements of Tower Company or others located on the Property or the Tower Facilities, which results from the acts or omissions of Carrier, shall be repaired by Carrier at Carrier's cost and expense, or at the option of Tower Company, Carrier shall reimburse Tower Company for the actual reasonable costs incurred by Tower Company in repairing such damage or replacing such equipment or improvements as evidenced by adequate documentation. Notwithstanding the foregoing or other provisions in this Master Lease to the contrary, Tower Company may delegate its obligations to maintain or repair the Tower Facilities to another company provided that, such company to whom the obligations are delegated complies with all the terms and provisions of this Agreement and provided that such delegation does not in effect, delegate all or a substantial portion of Tower Company's obligations under this Agreement.

              (c) Tower Company assumes no responsibility for the licensing, operation and maintenance of the Carrier's Equipment.

         4.12 UTILITIES. Carrier shall be solely responsible for the payment of, and shall pay when due and payable, all utility charges including connection charges and security deposits incurred in association with the Carrier's Equipment. Carrier will be responsible for setting up their account for ongoing power usage. The scope of the installation of the utilities shall be as defined in Attachment V. Subject to Tower Company's prior written approval (which shall not be unreasonably withheld, conditioned or delayed), Carrier may (i) install or improve existing utilities servicing the Tower Facility, (ii) install an electrical grounding system or improve or connect to any existing electrical grounding system to provide the greatest possible protection from lightning damage to the Tower Facility, or (iii) may connect its utilities to any emergency generator or similar emergency power source which Tower Company may have at the Tower Site or the Property. Tower Company shall assist Carrier in obtaining any utility services necessary to service the Carrier Equipment including, without limitation, any meters, telephone lines or services to the Premises.

         4.13 INTERFERENCE AND MAXIMUM PERMISSIBLE EXPOSURE.

              (a) BY OTHER OCCUPANTS. Tower Company may enter into sublease or license agreements with other persons or entities for the Tower Facilities which are the subject of this Master Lease, provided that Tower Company shall require such sublessee or licensee to install equipment of types and frequencies that will not cause interference to Carrier's communications operations then being conducted from the Premises and subject to the provisions of this Master Lease. Tower Company agrees that in the event such sublessee or licensee causes interference with Carrier's Equipment, Tower Company will require such sublessee or licensee to take all steps necessary to correct and eliminate the interference. If such interference cannot be eliminated within twenty-four (24) hours after receipt by Tower Company of notice from Carrier of the existence of interference, Tower Company shall take such actions as are permitted by law and can be conducted without breach of the peace such as causing such sublessee or licensee to disconnect the electric power and shut down such sublessee's or licensee's equipment (except for intermittent operation for the purpose of testing, after performing maintenance, repair, modification, replacement, or other action taken for the purpose of correcting such interference) until such interference is corrected. If such interference is not rectified to the reasonable satisfaction of Carrier within thirty (30) days after receipt by Tower Company of such prior notice from Carrier of the existence of interference, Tower Company shall cause such sublessee or licensee to remove such sublessee's or licensee's antennas and equipment from the Tower Facilities.

              (b) BY CARRIER. In no event shall Carrier alter the operations of Carrier's Equipment or replace, upgrade or otherwise modify the operations of Carrier's Equipment or otherwise use the Premises in a manner which will cause interference with the operations of any other equipment which is then in existence on the Tower and for which Tower Company has a written contractual agreement with an independent bona fide third party. Carrier agrees that in the event Carrier's Equipment causes interference with any existing equipment upon the Tower Facilities which was placed upon the Tower Facilities prior to the installation of Carrier's Equipment or of any modifications to Carrier's Equipment upon the Tower Facilities, Carrier will take all steps necessary to correct and eliminate the interference. If such interference cannot be eliminated within twenty-four (24) hours after receipt by Carrier from Tower Company of notice of the existence of interference, Carrier shall cease operation of Carrier's Equipment (except for intermittent operation for the purpose of testing, after performing maintenance, repair, modification, replacement, or other action taken for the purpose of correcting such interference) until such interference is corrected. Carrier covenants that Carrier's Equipment shall be operated in compliance with all applicable federal state and local laws, ordinances and regulations.

              (c) MAXIMUM PERMISSIBLE EMISSIONS; COOPERATIVE EFFORTS. If antenna power output ("RF Emissions") becomes subject to any restrictions imposed by the FCC or any other government agency for RF Emissions standards on UTE limits, or if the Tower Facilities otherwise become subject to federal, state or local rules, regulations, restrictions or ordinances, Carrier shall comply with Tower Company's reasonable requests for modifications to Carrier's Equipment which are reasonably necessary for Tower Company to comply with such limits, rules, regulations, restrictions or ordinances. The RF Emissions requirements of Carrier shall be subordinate to any prior users of the Tower Facilities. Similarly, the RF Emissions of users subsequent to Carrier shall be subordinate to any requirements of Carrier. If Tower Company or

Carrier require an engineering evaluation or other power density study be performed to evaluate RF Emissions compliance with NIPE limits, then all reasonable costs of such an evaluation or study shall be shared equally between Tower Company, Carrier, and any other users of the Tower Facilities. If said study indicates that RF Emissions at the Tower Facility do not comply with MPE limits, then Tower Company, Carrier, and subsequent tenants shall immediately take any steps necessary to ensure that they are individually in compliance with such limits or shall at the demand of Tower Company cease operations until a maintenance program or other mitigating measures can be implemented to comply with MPE. Carrier shall have the right, without waiving any other rights or remedies, to terminate the SLA applicable to any such Site in the event that such mitigation measures cannot be implemented without materially adversely affecting the operation of the Carrier Equipment.

              (d) SIGNAGE REGARDING MPE. Carrier acknowledges and understands that Tower Company may install certain signage and/or physical barriers pertaining to radio frequency exposure from transmitters and other equipment located upon the Tower Facilities. Tower Company and Carrier shall instruct all of their personnel and their contractors performing work at the Tower Facilities, the Property or the Premises, to read carefully all such signage, to follow the instructions provided in such signage, and to honor all physical barriers. Carrier shall be responsible for placement of signage or physical barriers at or near the Carrier Equipment and/or its cabinet or building at the Premises in order to comply with applicable FCC radio frequency exposure guidelines. Tower Company agrees that it shall cooperate with Carrier in these efforts and that Tower Company shall instruct its personnel and contractors performing work at the Property, the Tower Facilities and the Premises to read carefully all such signage, to follow the instructions provided in such signage, and to honor all physical barriers. In no event shall Tower Company's personnel or contractors tamper with any such signage or barriers. Tower Company and Carrier shall cooperate in good faith to minimize any confusion or unnecessary duplication that could result from similar signage being posted respecting other carriers' transmission equipment (if any) at or near the Premises, the Tower Facilities and the Property.

              (e) NOTICE. In order to facilitate the provisions of this Section, and the remaining provisions of the Agreement, the Tower Company shall give Carrier notice of any party who shall occupy the Tower Facilities within sixty
(60) days of notice of such intended occupancy or the complete execution of an agreement for such occupancy.

         4.14 TOWER MARKING AND LIGHTING REQUIREMENTS. Tower Company shall be responsible for designing and maintaining the Tower Facilities to comply with any applicable marking and lighting requirements imposed by the FAA and the FCC. Tower Company shall be responsible for the replacement of bulbs and for the repair of the tower lighting system.

         4.15 INDEMNIFICATION AND RISK OF LOSS.

              (a) Carrier shall bear the risk of loss for Carrier's Equipment from theft or damages caused by (i) acts of God, and such acts or loss were not contributed to or caused by Tower Company; or (ii) third parties whose interest in the Premises does not arise from Tower Company and such acts or loss were not contributed to or caused by the Tower Company; or (iii) third parties who are not employees, officers, directors, contractors, subcontractors or agents or representatives of Tower Company, and such acts or loss were not contributed to or caused by Tower Company.

              (b) Carrier shall exonerate, hold harmless, indemnify, and defend Tower Company from any and all claims, obligations, liabilities, costs, demands, damages, expenses, suits or causes of action, including costs and reasonable attorneys' fees, which may arise out of (i) any injury to or the death of any person; or (ii) any damage to property, if such injury, death or damage arises out of or is attributable to or results from Carrier's use and occupancy of the Premises or the negligent or intentional acts or omissions of Carrier or Carrier's principals, employees, agents or independent contractors and such injury, death or damage is not contributed to or caused by the acts or omissions of Tower Company or Tower Company's use, operation or ownership of the Property or the Tower Facilities; and

              (c) Tower Company shall exonerate, hold harmless, indemnify and defend Carrier from any and all claims, obligations, liabilities, costs, demands, damages, expenses, suits or causes of action, including costs and reasonable attorneys' fees, which may arise out of (i) any injury to or the death of any person; or (ii) any damage to property, if such injury, death or damage arises out of or is attributable to or results from Tower Company's use, operation or ownership of the Property or the Tower Facilities, or the negligent or intentional acts or omissions of Tower Company or Tower Company's principals, employees, agents or independent contractors, and such injury, death of damage is not caused by or contributed to by the acts or omissions of Carrier or Carrier's use or operation of the Tower Facilities or Property or its interest in the Premises.

         4.16 ENVIRONMENTAL INDEMNIFICATION.

              (a) Carrier, its heirs, grantees, successors, and assigns shall indemnify, defend, reimburse and hold harmless Tower Company from and against any and all environmental damages, caused by activities conducted on the Premises by Carrier which result in or arise from (i) the presence of Hazardous Materials upon, about or beneath the Premises or migrating to or from the Premises which were introduced to the Premises by Carrier, or (ii) the violation of any environmental requirements by Carrier pertaining to the Premises and any activities thereon. Carrier covenants that it shall not nor shall Carrier allow its employees, agents or independent contractors to treat, store or dispose of any Hazardous Materials on the Premises or the Property in violation of any applicable law.

              (b) Tower Company, its heirs, grantees, successors, and assigns shall indemnify, defend, reimburse and hold harmless Carrier from and against any and all environmental damages, caused by activities conducted on the Premises by Tower Company which result in or arise from (i) the presence of Hazardous Materials upon, about or beneath the Premises or migrating to or from the Premises which were introduced to the Premises by Tower Company, or (ii) the violation of any environmental requirements by Tower Company pertaining to the Premises and any activities thereon. Tower Company covenants that it shall not, nor shall Tower Company allow its employees, agents or independent contractors to treat, store or dispose of any Hazardous Materials on the Premises or the Property in violation of any applicable law.

         4.17 INSURANCE. (a) Carrier shall procure and maintain during the term of this Master Lease and any applicable SLA the following insurance: (i) "All Risk" property insurance which insures Carrier's Equipment for their full replacement cost; and (ii) comprehensive general liability insurance with a commercial general liability endorsement having a minimum limit of liability of $1,000,000, with a combined limit for bodily injury and/or property damage for any one occurrence, and (iii) excess/umbrella coverage of $2,000,000 provided that the imposition of these limits of insurance shall not limit the liability of Carrier hereunder. The Tower Company, at its option, may require the Carrier to increase the amounts of the foregoing insurance at the commencement of each Renewal Term of each SLA by an amount equal to fifteen percent (15%) over the amount of insurance provided herein in effect for the Previous Initial Term or Renewal Term.

              (b) The Tower Company shall procure and maintain during the terms of the Master Lease and any applicable SLA, the following insurance: (i) "All Risk" property insurance which insures the Tower Facilities and the Property for their full replacement cost; and (ii) comprehensive general liability insurance with a general liability endorsement having a minimum limit of liability of $1,000,000 with a combined limit for bodily injury and/or property damage for any one occurrence; and (iii) excess umbrella coverage of $2,000,000; and (iv) workers compensation insurance and employees' liability insurance for the statutory limit, but in no event no less than One Million and No/100 Dollars ($1,000,000.00); and (v) a policy of rental value or business interruption insurance insuring that rent under the Ground Lease shall continue to be paid for a period of twelve (12) months; provided that the imposition of these limits of insurance shall not limit the liability of the Tower Company hereunder. The Carrier may, at its option, require the Tower Company to increase the amounts of the foregoing insurance at the commencement of each Renewal Term of each SLA by an amount equal to fifteen percent (15%) over the amount of insurance provided herein in effect for the previous Initial Term or Renewal Term.

              (c) Tower Company and any party holding a security interest in the Tower Facilities which is identified to Carrier and any party holding a security interest in Carrier's Equipment shall be named as an additional insured on any insurance policy procured by Carrier pursuant to this Master Lease and Carrier and any party holding a security interest in the Carrier Equipment which is identified to the Tower Company, shall be named as an additional insured on any insurance policy procured by Tower Company pursuant to this Master Lease.

         4.18 SUBROGATION.

              (a) IN GENERAL. All insurance policies required to be maintained by Carrier and Tower Company under this Master Lease shall contain a waiver of subrogation provision under the terms of which the insurance carrier waives all of such carrier's rights to proceed against Tower Company or Carrier as may be applicable, excluding workers compensation insurance.

              (b) MUTUAL RELEASE. Tower Company and Carrier each release the other and their respective representatives from any claims by them or any one claiming through or under them by way of subrogation or otherwise for damage to any person or to the Premises, the Tower Facilities or the Property, and to the fixtures, personal property, improvements and alterations in or on the Premises that are caused by or result from risks insured against under any insurance policy required to be carried by them pursuant to this Master Lease, provided that such releases shall be effective only if and to the extent that the same do not diminish or adversely affect the coverage under such insurance policies.

         4.19 DESTRUCTION OR CONDEMNATION. If the whole or any substantial part of the Premises, or the Tower Facilities shall be taken by any public authority under the power of eminent domain, or if the whole or any substantial part of the Premises or the Tower Facilities shall be destroyed by fire or other casualty, so as to interfere with Carrier's use and occupancy thereof, then, at the option of Tower Company, the applicable SLA shall cease on the part so taken on the date of possession by such authority of that part, (or in the event that Carrier must remove Carrier's Equipment prior to that date, the date Carrier must move Carrier's Equipment) and any unearned rent paid in advance of such date shall be refunded by Tower Company to Carrier within thirty (30) days of such possession, and Tower Company shall have the right to terminate the SLA upon written notice to Carrier, which notice shall be delivered by Tower Company within thirty (30) days following the date notice is received by Tower Company of such taking or possession. If Tower Company elects not to terminate the SLA, then Tower Company shall rebuild and restore the Tower Facilities to substantially the same condition as existed prior to the taking, destruction or other casualty, and the Base Rent shall be reduced or abated in proportion to the actual reduction or abatement of Carrier's use of the Premises until completion of such restoration. Such building or restoration or construction shall be completed within One Hundred and Twenty (120) days of the casualty or taking. In addition thereto, and subject to the terms of the Ground Lease, the Carrier shall have the option, at its expense to place a temporary communications facility upon the Property during the restoration so long as the placement of the temporary communications facility does not conflict or interfere with the restoration or construction of the Tower Facilities, or in the event of the termination of the SLA, for a period of One Hundred and Eighty
(180) days from the termination at a rate equal to onehalf of the amount of the Rent provided for under the SLA.

         4.20 DEFAULT. The occurrence of any of the following instances shall be considered to be a default or a breach of the Applicable SLA by Carrier:

              (a) any failure of Carrier to pay Base Rent or any other charge for which Carrier has the responsibility of payment under this Master Lease, or any SLA, within fifteen (15) days of written notice thereof; or

              (b) any failure of Carrier to perform or observe any term, covenant, provision or conditions of this Master Lease, or any SLA, which failure is not corrected or cured by Carrier within thirty (30) days of receipt by Carrier of written notice from Tower Company of the existence of such a default; except such thirty (30) day cure period shall be extended as reasonably necessary to permit Carrier to complete a cure so long as Carrier commences the cure within such thirty (30) day cure period and thereafter continuously and diligently pursues and completes such cure provided, however, that in the event such default exposes Tower Company to potential liability for damages, fines or penalties or causes a breach of any other agreement to which Tower Company is a party, Carrier shall immediately remedy such conditions or Tower Company shall be entitled to remedy such condition at Carrier's reasonable cost and expense; or

              (c) Carrier shall become bankrupt, insolvent or file a voluntary petition in bankruptcy, have an involuntary petition in bankruptcy filed against Carrier which is not dismissed within sixty (60) clays of the date of the filing of the involuntary petition, file for reorganization or arrange for the appointment of a receiver or trustee in bankruptcy or reorganization of all or a substantial portion of Carrier's assets, or Carrier makes an assignment for such purposes for the benefit of creditors;

              (d) this Master Lease or Carrier's interest herein or Carrier's interest in the Premises are executed upon or attached and such execution or attachment is not dismissed, released or removed within thirty (30) days of the execution or attachment; or

              (e) the imposition of any lien on the Carrier's Equipment except as may be expressly authorized by this Master Lease, or an attempt by Carrier or anyone claiming through Carrier to encumber Tower Company's interest in the Tower Facilities or the Property and such lien or encumbrance is not dismissed, released or removed within thirty (30) days of such imposition or attempt; or

              (f) the abandonment of the Premises in the event that such abandonment would cause the revocation or rescission of any Government Approvals for the Tower Facilities and another carrier is located upon the Tower Facilities and such abandonment is not cured within thirty (30) days of written notice thereof, or in the event that no other Carrier is located upon the Tower Facility, the Carrier shall not abandon the Tower Facilities for a period of one
(1) year after giving the Tower Company written notice of the proposed abandonment or the date that an additional or replacement tenant is located upon the Tower Facility, whichever event occurs first.

              Tower Company understands and agrees that a default by Carrier under the terms of any SLA shall constitute an event of default under that SLA but shall not constitute a default under any other SLAs and that Tower Company shall have the right but not the obligation to those remedies afforded to Tower Company at law or in equity and by Section 4.20 for each applicable SKA, on a site by site basis, which is subject to this Master Lease. The forbearance of Tower Company to exercise any remedies available to Tower Company shall not constitute a wavier of the ability of Tower Company to exercise those remedies for the same or subsequent defaults.

         4.21 REMEDIES OF TOWER COMPANY. In the event of a default by Carrier under the terms of Section 4.20 of this Master Lease and after Carrier's failure to cure such default within the time allowed to cure such default, then Tower Company may, in addition to all other rights or remedies that Tower Company may have hereunder at law or in equity;

              (a) Terminate Carrier's right to possession of the Premises by any lawful means, in which case the applicable SLA shall terminate and Carrier shall immediately surrender possession of the Premises to Tower Company and Tower Company may re-enter the Premises and take possession thereof and remove all persons therefrom, and Carrier shall have no further claim to the Premises or the Applicable Tower Site under this Master Lease. In the event of any such termination, Tower Company shall also be entitled to recover from Carrier all damages incurred by Tower Company by reason of Carrier's default or breach.

              (b) Alternatively, Tower Company may expel Carrier from the Premises without terminating the Applicable SLA, make such alterations and repairs as may be necessary in order to relet the Premises and may relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Master Lease or the applicable SLA) and at such rental or rentals and upon such other terms and conditions as Tower Company in its discretion may deem advisable. Upon each such reletting all rentals and other sums received by Tower Company from such reletting ~hall be applied to the payment of any costs and expenses of such reletting and to the payment of rental and other charges due and unpaid hereunder. If such rentals and other sums received from such reletting during any month are less than that to be paid during that month by Carrier hereunder, Carrier shall pay such deficiency to Tower Company; if such rentals and sums shall be more, Carrier shall have no right to the excess. Such deficiency shall be calculated and paid monthly.

         4.22 MITIGATION BY TOWER COMPANY. No efforts by Tower Company to mitigate the damage by Carrier's default under this Master Lease shall be deemed a waiver of Tower Company's rights to recover damages under this Master Lease.

         4.23 DEFAULT BY TOWER COMPANY. The occurrence of any of the following instances shall be considered to be a default or a breach of the Applicable SLA by Tower Company:

              (a) any failure of Tower Company to pay any charge for which Tower Company has the responsibility of payment under this Master Lease or any SLA within fifteen (15) days of written notice from Carrier, or its agents or representatives thereof;

              (b) any failure of Tower Company to perform or observe any term, covenant, provision condition or obligation to commence and complete construction under the terms of this Agreement, including without limitation to
Section 3.3 and 3.8 of this Agreement and any schedule, attachment or agreement related thereto, subject to the force majeure provisions of this Agreement, which failure is not corrected or cured by Tower Company within five (5) days of receipt by Tower Company of written notice from Carrier of the existence of such a default; or

              (c) any failure of Tower Company to perform or observe any other term, covenant, provision or conditions of this Master Lease or any SLA which failure is not corrected or cured by Tower Company within thirty (30) days of receipt by Tower Company of written notice from Carrier of the existence of such a default; except such thirty (30) day cure period shall be extended as reasonably necessary to permit Tower Company to complete a cure so long as Tower Company commences the cure within such thirty (30) day cure period and thereafter continuously and diligently pursues and completes such cure; provided, however, that in the event such default exposes Carrier to potential liability for damages, fines or penalties or causes a breach of any other agreement to which Carrier is a party, Tower Company shall immediately remedy such conditions or Carrier shall be entitled to remedy such condition at Tower Company's reasonable cost and expense; or

              (d) Tower Company shall become bankrupt, insolvent or file a voluntary petition in bankruptcy, have an involuntary petition in bankruptcy filed against Tower Company which is not dismissed within sixty (60) days of the date of the filing of the involuntary petition, file for reorganization or arrange for the appointment of a receiver or trustee in bankruptcy or reorganization of all or a substantial portion of Tower Company's assets, or Tower Company makes an assignment for such purposes for the benefit of creditors;

              (e) this Master Lease, any SLA or Tower Company's interest herein or Tower Company's interest in the Premises, the Tower Facilities or the Property are executed upon or attached and such execution or attachment is not dismissed, released or removed within thirty (30) days of the execution or attachment; or

              (f) the imposition of any lien on the Tower Facilities except as may be expressly authorized by this Master Lease, or an attempt by Tower Company or anyone claiming through Tower Company to encumber Carrier's interest in the Premises and such lien or encumbrance is not dismissed, released or removed within thirty (30) days of such imposition or attempt; or

Tower Company understands and agrees that a default by Tower Company under the terms of any SLA shall constitute an event of default under that SLA but shall not constitute a breach or a default under any other SLA and that Carrier shall have the right but not the obligation to those remedies afforded to Carrier at law or in equity and under Section 4.24 for each applicable SLA, on a Site-by-Site basis, which is subject to this Master Lease and in any SLA, provided, however, that in the event that any default hereunder occurs and is then existing under more than thirty percent (30%) of the SLAs in effect under his Agreement at any single instance and such defaults are not cured within the notice periods provided herein, the aggregate of such defaults shall constitute a default under the terms of this Agreement and Tower Company shall have the right but not the obligation to those remedies afforded to Tower Company at law or in equity and/or by Section 4.24 for the Master Lease and for all of the Sites and the SLAs which are subject to the Master Lease. The forbearance of Carrier to exercise any remedies available to Carrier shall not constitute a waiver of the ability of Carrier to exercise those remedies for the same or subsequent defaults.

         4.24 REMEDIES OF CARRIER. In the event of a default by Tower Company under the terms of Section 4.23 of this Master Lease, or any SLA and after Tower Company's failure to cure such default within the time allowed to cure such default, then Carrier may, (a) sue for damages; (b) terminate the applicable SLA, without waiving its right to sue for damages; (c) cure such defaults itself and deduct the actual costs of such cure from the Base Rent due under the applicable SLA, then from the rent or Base Rent due under any other SLAs, and then from any other amounts, due to Tower Company from the Carrier; (d) in the case of a default under Section 4.23(b) Carrier shall have the right to complete construction of or cause the completion of the construction of the Tower Facilities without further notice to or consent of the Tower Company. Carrier shall have the right to hire or retain any contractor it shall so choose to complete the construction of the Tower Facilities in such event. Tower Company and its employees, contractors, subcontractors, agents and representatives shall provide the Carrier and its employees, agents, representatives, contractors and subcontractors free, unobstructed, complete and open access to the Property and the Easements to complete construction of the Tower Facilities, Carrier's Equipment and anything related thereto. In addition to any other claims or damages, Tower Company shall reimburse Carrier for the reasonable cost actually incurred for the construction or completion of construction of the Tower Facility and any items related thereto. Carrier may set such amounts due off against the Rent due under the SLA for the Applicable Tower Facility or any other SLA and make claim against the Tower Company for any amounts due, such remedies to be cumulative and concurrent or sequential at the election of the Carrier. Such remedies shall be in addition to all other rights and remedies Carrier may have at law or equity. All of the remedies provided in this Agreement or in any other SLA or at law or in equity are cumulative and Carrier may exercise such remedies concurrently or sequentially in such order as it may choose.

         4.25 MITIGATION BY CARRIER. No efforts by Carrier to mitigate the damage by Tower Company's default under this Master Lease shall be deemed a waiver of Carrier's rights to recover damages under this Master Lease.

         4.26 SUBORDINATION. This Master Lease, at Tower Company's option, shall be subordinate to any mortgage, deed of trust or other encumbrance now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that the beneficiary or lender under such mortgage, deed of trust or other encumbrance enters into a satisfactory non-disturbance and attornment agreement with Carrier. Subject to the provisions of Section 4.7 of this Master Lease, any SLA shall be subject to the terms and provisions of the Ground Lease.

                             V. GENERAL PROVISIONS

         5.1 NOTICES. All notices or demands by or from Tower Company to Carrier, or Carrier to Tower Company, shall be in writing. Such notices or demands shall be mailed to the other party at the following address:

Tower Company:
               -------------------------------

               -------------------------------

               -------------------------------
Carrier:       Tritel Communications, Inc.
               112 E. State Street - Suite B
               Ridgeland, MS 39157
               Attn: Ken Harris

         5.2 ASSIGNMENTS AND SUBLEASES.

         (a) ASSIGNMENT BY CARRIER.

         (i) ASSIGNMENT OF MASTER LEASE OR SLAS. Carrier shall not voluntarily, involuntarily or by operation of law assign, sell, or otherwise transfer Carrier's interest in this Master Lease, any SLA, the Property, the Premises, the Tower Facilities or any portion thereof without Tower Company's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however that no consent of Tower Company shall be required for any assignment or transfer to by Carrier of its interest in this Master Lease, and/or each and every Carrier Equipment, SLA, Property, Premises, and Tower Facility to any person or entity by way of merger, consolidation, or other reorganization, or to any parent, subsidiary, or affiliate (being a person or entity that directly or indirectly controls, is controlled by, or is under common control with, Carrier), or to any person or entity acquiring all or substantially all of Carrier's assets, or to any Person or entity acquiring and continuing that portion of Carrier's business operations conducted pursuant to this Master Lease, provided that any such assignee or transferee has sufficient experience and the financial capability to perform the duties and obligations of Carrier under this Master Lease. Upon any such assignment or transfer, Carrier shall be released from and relieved of any further duties and obligations under this Master Lease and each and every SLA, Property, Premises, and Tower Facility provided that such transferee or assignee assumes all such duties and obligations.

         (ii) PLEDGE BY CARRIER. Notwithstanding anything else contained herein, Carrier may, without notice or consent of Tower Company, pledge, mortgage, convey by deed of trust or security deed, assign, create a security interest in, or otherwise execute and deliver any and all instruments for the purpose of securing bona fide indebtedness all or any part of Carrier's interest in this Master Lease, any SLA, any Premises, and/or all or any portion of Carrier's right, title, and interest in and to any and/or all of Tower Facilities, the Property or the Easements, provided that Carrier provides Tower Company with a subordination non-disturbance and attornment agreement reasonably satisfactory to Tower Company. Promptly on Carrier's or Carrier's lender's request, Tower Company shall execute and deliver, and shall assist in facilitating the execution and delivery of, all documents requested by any of Carrier's lenders including, but not limited to, consents to giving notice to Carrier's lender(s) in the event of Carrier's default under the provision of the SLA or the Master Lease, and consents to Carrier's assignment to any lender(s) of any and all of Carrier's interest in or to this Agreement, any SLA or Premises provided, however, that all such documents and consents shall be in a form which is reasonably acceptable to Tower Company and which will not materially increase Tower Company's burdens nor materially impair Tower Company's rights under this Master Lease or any SLA. Carrier shall reimburse Tower Company for any out-of-pocket costs incurred by Tower Company in complying with this provision including, but not limited to, Tower Company's reasonable attorneys' fees incurred in reviewing and negotiating such documents and consents.

         (b) LIMITATIONS ON ASSIGNMENT BY TOWER COMPANY.

              (i) SUBLEASE. Tower Company shall have the right, subject to the provisions of this Agreement, including without limitation, the provisions in
Section 4.13 hereof, to sublease all or any portion of the Tower Facilities, the Property or the Easements in Tower Company's reasonable discretion without obtaining Carrier's consent, provided that such sublease does not violate the provisions of and is subject to the provisions of this Master Lease and any applicable SLA. The Tower Company shall give the Carrier notice of such sublease, license or other agreement within sixty (60) days of the complete execution of such lease, license or agreement.

              (ii) ASSIGNMENT OF MASTER LEASE OR SLAS. Tower Company shall not voluntarily, involuntarily or by operation of law assign, sell, or otherwise transfer Tower Company's interest in this Master Lease, any SLA, the Property, the Premises, the Tower Facilities or any portion thereof without Carrier's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however that no consent of Carrier shall be required for any assignment or transfer to by Tower Company of its interest in this Master Lease, and each and every SLA, Property, Premises, and Tower Facility to any person or entity by way of merger, consolidation, or other reorganization, or to any parent, subsidiary, or affiliate (being a person or entity that directly or indirectly controls, is controlled by, or is under common control with, Tower Company), or to any person or entity acquiring all or substantially all of Tower Company's assets, or to any Person or entity acquiring and continuing that portion of Tower Company's business operations conducted pursuant to this Master Lease, provided that any such assignee or transferee has sufficient experience and the financial capability to perform the duties and obligations of Tower Company under this Master Lease. Upon any such assignment or transfer, Tower Company shall be released from and relieved of any further duties and obligations under this Master Lease and each and every SLA, Property, Premises, and Tower Facility provide that such transferee or assignee assumes all such duties and obligations..

              (iii) ASSIGNMENT OF CONSTRUCTION OBLIGATIONS. Notwithstanding anything else contained herein, Tower Company shall not voluntarily, involuntarily or by operation of law assign or otherwise transfer its rights or obligation (including, but not limited to the obligation to construct the Tower Facilities and install the Carrier Equipment, if applicable) relating to any Applicable Tower Site which is subject to this Agreement, prior to the acceptance of a Site by Carrier pursuant to 3.7.

              (iv) PLEDGE BY TOWER COMPANY. Notwithstanding anything else contained herein, Tower Company may, without notice or consent of Carrier, pledge, mortgage, convey by deed of trust or security deed, assign, create a security interest in, or otherwise execute and deliver any and all instruments for the purpose of securing bona fide indebtedness as to all or any part of Tower Company's interest in this Master Lease, any SLA, any Premises, and/or all or any portion of Tower Company's right, title, and interest in and to any and/or all of Tower Facilities, the Property or the Easements., Notwithstanding the foregoing, neither the lender nor Tower Company may assign, transfer, sell or otherwise convey the Master Lease, any SLA, any Ground Lease, any Tower Facility or any interest therein to any competitor of Carrier that is in the business of providing telecommunications services similar to those provided by Carrier; provided that Tower Company may lease or sublease space on the Tower Facilities or the Property to any person or entity whatsoever.. Promptly on Tower Company's or Tower Company's lender's request, Carrier shall execute and deliver, and shall assist in facilitating the execution and delivery of, all documents requested by any of Tower Company's lenders including, but not limited to, consents to giving notice to Tower Company's lender(s) in the event of Tower Company's default under the provision of the SLA or the Master Lease, and consents to Tower Company's assignment to any lender(s) of any and all of Tower Company's interest in or to this Agreement, any SLA or Premises provided, however, that all such documents and consents shall be in a form which is reasonably acceptable to Carrier and which will not materially increase Tower Company's burdens nor materially impair Carrier's rights under this Master Lease or any SLA. Tower Company shall reimburse Carrier for any out-of-pocket costs incurred by Carrier in complying with this provision including, but not limited to, Carrier's reasonable attorneys' fees incurred in reviewing and negotiating such documents and consents.

         5.3 REPRESENTATIONS AND WARRANTIES OF CARRIER. Carrier represents and warrants to Tower Company that:

              (a) ORGANIZATION, GOOD STANDING AND AUTHORITY. It is a corporation, duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority to enter into and perform this Master Lease and Carrier is duly qualified to do business in the states of Alabama, Florida, Mississippi, Tennessee, and Kentucky.

              (b) AUTHORIZATION AND VALIDITY OF MASTER LEASE. That Carrier's execution and delivery of this Master Lease have been duly authorized and no further action on the part of Carrier is necessary to authorize this Master Lease or the consummation of the transactions contemplated herein. This Master Lease constitutes the valid and binding obligation of Carrier duly enforceable in accordance with its terms.

              (c) NO BREACH OF OTHER INSTRUMENTS. That there is no contract or agreement or other instrument to which Carrier is a party or by which Carrier or its assets are bound which prohibits the execution or delivery by Carrier of this Master Lease or the performance or observance by Carrier of any term or condition of this Master Lease and, subject to the fulfillment of all conditions set forth therein, neither execution and delivery of this Master Lease nor the consummation of the transactions contemplated hereby will violate any term or provision of any such contract, agreement, or instrument.

              (d) NO VIOLATION OF LAW OR ORDER. That subject to the fulfillment of all conditions set forth herein, neither the execution and delivery of this Master Lease nor transactions contemplated hereby, shall result in the violation by Carrier of any, law, regulation, judgment or order of any court or governmental authority applicable to Carrier or result in a breach of the terms of this or any other agreement to which Carrier is a party.

         5.4 REPRESENTATIONS AND WARRANTIES OF TOWER COMPANY. Tower Company represents and warrants to Carrier that:

              (a) ORGANIZATION, GOOD STANDING AND AUTHORITY. It is a limited partnership, duly organized, validly existing and in good standing under the laws of Delaware and has the requisite partnership power and authority to enter into and perform this Master Lease and Tower Company is duly qualified to do business in the states of Alabama, Florida, Mississippi, Tennessee and Kentucky.

              (b) AUTHORIZATION AND VALIDITY OF MASTER LEASE. That Tower Company's execution and delivery of this Master Lease have been duly authorized and no further action on the part of Tower Company is necessary to authorize this Master Lease or the consummation of the transactions contemplated herein. This Master Lease constitutes the valid and binding obligation of Tower Company duly enforceable in accordance with its terms.

              (c) NO BREACH OF OTHER INSTRUMENTS. That there is no contract or agreement or other instrument to which Tower Company is a party or by which Tower Company or its assets are bound which prohibits the execution or delivery by Tower Company of this Master Lease or the performance or observance by Tower Company of any term or condition of this Master Lease and, subject to the fulfillment of all conditions set forth therein, neither execution and delivery of this Master Lease nor the consummation of the transactions contemplated hereby will violate any term or provision of any such contract, agreement, or instrument.

              (d) NO VIOLATION OF LAW OR ORDER. That subject to the fulfillment of all conditions set forth herein, neither the execution and delivery of this Master Lease nor transactions contemplated hereby, shall result in the violation by Tower Company of any, law, regulation, judgment or order of any court or governmental authority applicable to Tower Company or result in a breach of the terms of this or any other agreement to which Tower Company is a party.

         5.5 MISCELLANEOUS.

              (a) SUCCESSORS AND ASSIGNS. The terms, covenants and conditions contained in this Master Lease shall be binding upon and inure to the benefit of the parties hereto, and also their respective heirs, executors, administrators, personal representatives, successors and assigns subject to the provisions of paragraph 5.2 of this Master Lease relating to restrictions upon sale, assignment or subletting of this Master Lease.

              (b) INTEGRATION. It is understood that there are no oral agreements or representations between the parties hereto affecting this Master Lease and this Master Lease and the SLAs supersede and cancel any and all previous negotiations, arrangements, agreements or representations and understandings, if any, between the parties hereto with respect to the subject matter thereof. There are no other representations or warranties between the parties and all reliance with respect to representations is solely upon the representations and agreements contained in this document except for the SLAs, Memoranda of SLA, Assignments, Memoranda of Assignment; Estoppel Certificates, Notices of Completion and any other documents or instruments referred to herein.

              (c) HEADINGS. The Headings and paragraph titles herein are for convenience only and do not in any way define, limit or construe the contents of such Paragraphs.

              (d) SEVERABILITY. It is agreed that if any provision of this Master Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provisions of this Master Lease and all such other provisions shall remain in full force and effect.

              (e) FORCE MAJEURE. Except as otherwise provided in this Master Lease, any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, actions or inactions not caused or contributed to by the Tower Company, governmental controls not caused or contributed to by Tower Company, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, shall excuse the performance by such or a period equal to any such delay or stoppage.

              (f) ESTOPPEL CERTIFICATE. (i) Carrier shall, upon the request of Tower Company, but no more than four (4) times in any single year, upon not less than ten (10) business days' prior written notice from Tower Company, execute, acknowledge and deliver to Tower Company's lender a statement in writing on a form prescribed by Tower Company's lender reasonably acceptable to Carrier (i) certifying that this Master Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Master Lease as so modified is in full force and effect), or if not in full force and effect stating that the Master Lease is not in full force and effect and the reasons therefore, to the best of its knowledge, and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledging that there is not, to the best of Carrier's knowledge, any uncured default on the part of Tower Company hereunder, or specifying such default if any is claimed and (iii) such other information as may reasonably be requested.

              (ii) Tower Company shall, upon the request of any lender of Carrier, but no more than four (4) times in any single year, upon not less than ten (10) business days' prior written notice from Carrier, execute, acknowledge and deliver to Carrier's lender a statement in writing on a form prescribed by Carrier's lender reasonably acceptable to Tower Company (i) certifying that this Master Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Master Lease as so modified is in full force and effect), or if not in full force and effect stating that the Master Lease is not in full force and effect and the reasons therefore, to the best of its knowledge, and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there is not, to the best of Tower Company's knowledge, any uncured default on the part of Carrier hereunder, or specifying such default if any is claimed and (iii) such other information as may reasonably be requested.

              (g) ATTORNMENT. (i) Upon request of the mortgagee, Carrier will attorn, as lessee under this Master Lease, to the purchaser at any foreclosure sale thereunder, or if any ground or underlying Ground Lease is terminated for any reason, Carrier will attorn, as Carrier under this Master Lease, to the ground lessor under the Ground Lease, provided that such Ground Lessor does not disturb Carrier's possession of the Premises and honors the terms and conditions of this Master Lease, and Carrier will execute such instruments as may be necessary or appropriate to evidence such attornment.

                   (ii) Upon request of the mortgagee, Tower Company will attorn, as lessor under this Master Lease, to the purchaser at any foreclosure sale thereunder.

              (j) CERTAIN RULES OF CONSTRUCTION. (i) Notwithstanding the fact that certain references elsewhere in this Master Lease to acts required to be performed by Carrier hereunder, or to breaches or defaults of this Master Lease by Carrier, omit to state that such breaches or defaults by Carrier are material, unless the context implies to the contrary, and all breaches or defaults by Carrier hereunder shall be deemed material. Carrier shall be fully responsible and liable for the observance and compliance by concessionaires of and with all the terms and conditions of this Master Lease, which terms and conditions shall be applicable to concessionaires as if they were the Carrier hereunder and failure by a concessionaire fully to observe and comply with the terms and conditions of this Master Lease shall constitute a default hereunder by Carrier.

                   (ii) Notwithstanding the fact that certain references elsewhere in this Master Lease to acts required to be performed by Tower Company hereunder, or to breaches or defaults of this Master Lease by Tower Company, omit to state that such breaches or defaults by Tower Company are material, unless the context implies to the contrary, and all breaches or defaults by Tower Company hereunder shall be deemed material. Tower Company shall be fully responsible and liable for the observance and compliance by concessionaires of and with all the terms and conditions of this Master Lease, which terms and conditions shall be applicable to concessionaires as if they were Tower Company hereunder and failure by a concessionaire fully to observe and comply with the terms and conditions of this Master Lease shall constitute a default hereunder by Tower Company.

              (k) WARRANTIES AND REPRESENTATIONS. The warranties and representations made in this Agreement shall be deemed to be made, reaffirmed, ratified, rewarranted and re-represented upon the execution of each Assignment and each SLA.

              (l) COUNTERPARTS. This Master Lease may be executed in counterparts with the same effect as if both parties hereto had signed the same document. Both counterparts shall be construed together and shall constitute one
(1) Master Lease.

              (m) INTERPRETATION. The parties hereby acknowledge that the draftsmanship of this Agreement was a cooperative effort by both parties who were represented by counsel and that this Master Lease shall not be construed either for or against Tower Company or Carrier, but this Master Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach an equitable result.

              (n) GOVERNING LAW. This Master Lease is to be governed by and construed in accordance with the laws of the state in which the Premises is situated.

              (o) NO PARTNERSHIP. Carrier and Tower Company agree that their relationship under this Master Lease shall be that of landlord and tenant and that no partnership is intended or shall be created by this Master Lease.

              (p) CONSENT. Tower Company and Carrier covenant that whenever their consent or approval is required under this Master Lease said consent shall not be conditioned or unreasonably withheld, delayed, or conditioned.

              (q) HOLDING OVER. If Carrier remains in possession of the Premises at any Applicable Tower Site after expiration or earlier termination of the applicable SLA for such Applicable Tower Site, then Carrier shall become a tenant-at-sufferance at 125% of the Base Rent payable at the time of such expiration or earlier termination, and there shall be no renewal or extension of any such SLA by operation of law.

              IN WITNESS WHEREOF, Tower Company and Carrier have executed this Master Lease and the "Effective Date" of this Master Lease shall be the last date that this Master Lease is signed by Tower Company and Carrier.

TOWER COMPANY:

AMERICAN TOWER, L.P.

BY:    ATC GP, INC.
ITS:   GENERAL PARTNER

BY:
       --------------------------------------
TITLE:
       --------------------------------------
DATE:
       --------------------------------------

TRITEL COMMUNICATIONS, I

BY:
       --------------------------------------
       WILLIAM S. ARNETT
       PRESIDENT
       MAY 18, 1999

                               LIST OF ATTACHMENTS

ATTACHMENT    DESCRIPTION
----------    -----------

I             ASSIGNMENT
II            MEMORANDUM OF ASSIGNMENT
III           SLA
IV            MEMORANDUM OF SLA
V             REIMBURSEMENT OF PRE-DEVELOPMENT COSTS AND RENT
VI            NOTICE OF COMPLETION
VII           LETTER CONFIRMING COMMENCEMENT DATE

                                 ATTACHMENT "I"

                           ASSIGNMENT OF GROUND LEASE

         THIS ASSIGNMENT OF GROUND LEASE AGREEMENT ("Assignment ") is made and entered into as of the __________ day of ______________, _________, by and
between American Tower, L.P., a Delaware limited partnership ("Tower Company"), and Tritel Communications, Inc., a Delaware Corporation, ("Carrier").

         WHEREAS, Carrier has entered into a ground lease agreement, lease agreement or other similar agreement (the "Ground Lease") for the lease of the real property more particularly described in Exhibit "A" attached hereto (the "Property") upon which Carrier desires the construction of a tower and related facilities and for an easement for ingress, egress and utilities over the real property more particularly described in Exhibit "B" attached hereto (the "Easement");

         WHEREAS, Carrier desires to assign the Ground Lease for said Property, a copy of which is attached hereto as Exhibit "C", to Tower Company; and

         WHEREAS, Tower Company desires to develop the tower and certain facilities on the Property and sublease a portion of the space upon the Tower Facilities to Carrier.

         NOW THEREFORE, for and in consideration of the mutual promises outlined herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Carrier and Tower Company do hereby agree as follows:

         1. Assignment. Carrier does hereby transfer, convey and assign to Tower Company, without warranty or representation, and Tower Company shall and hereby assumes and agrees to be bound (to the extent provided in paragraph 3 below) by the Ground Lease, together with any easements for ingress, egress and utilities ("Easements") to the Property.

         2. Covenants of Carrier. Carrier covenants that it:

         (a) unconditionally and absolutely assigns, transfers, sets over and conveys to Tower Company, without warranty or representation, all of Carrier's right, title and interest in, to and under the Ground Lease and the Easements except as such rights may be limited or modified by any (if any) addenda attached to the Ground Lease. Carrier represents and warrants to Tower Company that all addenda to the Ground Lease are attached to this Agreement as part of Exhibit "C". The Easements, if any, in addition to the Ground Lease are attached hereto as Exhibit "D".

         (b) to the best of its knowledge, without independent inquiry or investigation, has no knowledge or notice of any default, defense, offset, claim, demand, counterclaim or cause of action which may presently exist under the Ground Lease; and

         (c) to the extent Carrier may assign, Carrier irrevocably assigns, transfers, conveys and sets over to Tower Company, without warranty or representation, and Tower

Company accepts from Carrier all of the right, title and interest of Carrier under each and all of the following items (to the extent that the following may be assigned):

         (i) the Federal Aviation Administration application, responses, approvals and registration numbers submitted or received by Carrier with respect to the tower proposed to be constructed on the Property;

         (ii) the zoning permits and approvals, variances, building permits and such other federal, state or local governmental approvals which have been gained or for which Carrier has made application;

         (iii) the construction, engineering and architectural drawings and related site plan and surveys pertaining to the construction of the Tower Facilities on the Property;

         (iv) the geotechnical report for the Property which has been commissioned by Carrier;

         (v) the title reports, commitments for title insurance, ownership and encumbrance reports, title opinion letters, copies of instruments in the chain of title or any other information which may have been produced regarding title to the Property and the Easements;

         (vi) the environmental assessments including phase I reports and any reports relating contemporaneous or subsequent intrusive testing, the "FCC Checklist" performed pursuant to NEPA requirements and any other information which may have been produced regarding the environmental condition of the Property, Easements or neighboring real property; and

         The items described in paragraphs 2(c) may hereinafter be collectively referred to as "Site Acquisition Items"; (d) to the extent that any of the Site Acquisition Items cannot legally be assigned, Carrier shall cooperate with Tower Company and assist Tower Company wherever necessary with respect to any such Site Acquisition Items to enable Tower Company to perform its obligations to Carrier under the Master Lease as they relate to such Site Acquisition Items;

         (e) shall use diligent efforts to assist Tower Company in obtaining an estoppel certificate from the lessor in the Ground Lease in substantially the same form as is attached hereto as Exhibit "E" ("Estoppel Certificate"). Tower Company shall use diligent efforts to obtain such Estoppel Certificate from each lessor; and

         (f) to indemnify and to forever defend and hold harmless Tower Company from and against any and all loss, cost, damage and expense ever suffered or incurred by Tower Company by reason of any act or omission of Carrier under the Ground Lease prior to the date hereof, including, without limitation any default by Carrier under the Ground Lease.

         3. Covenants of Tower Company. Tower Company covenants that:

         (a) Tower Company hereby assumes the Ground Lease, and all of Carrier's duties and obligations under the Ground Lease, arising subsequent to the date hereof and Tower Company hereby agrees to promptly and faithfully perform all of such duties and obligations under the Ground Lease.

         (b) Tower Company agrees to indemnify and to forever defend and hold harmless Carrier from and against any and all loss, cost, damage and expense ever suffered or incurred by Carrier by reason of any act or omission of Tower Company under the Ground Lease on or after the date hereof, including, without limitation any default by Tower Company under the Ground Lease.

         4. Master Lease. This Assignment is being executed pursuant to the terms of a Master Build To Suit and Lease Agreement (the "Master Lease") and in the event that there is a conflict between the terms and conditions of the Master Lease, this Assignment, the terms and conditions of this Assignment shall control. This Assignment shall remain subject to the remaining terms and conditions of the Master Lease.

         IN WITNESS WHEREOF, Tower Company and Carrier have signed this Agreement as of the date and year first above written.

CARRIER:                               TOWER COMPANY:

TRITEL COMMUNICATIONS, INC.            AMERICAN TOWER, L.P.
                                       BY: ATC GP, INC.
                                       ITS: SOLE GENERAL PARTNER

By:                                    By:
   ---------------------------------      ---------------------------------
Name: Jerry M. Sullivan, Jr.           Name:
     -------------------------------        -------------------------------
Title: Executive Vice-President        Title:
      ------------------------------         ------------------------------

                                   EXHIBIT "A"

                        LEGAL DESCRIPTION OF THE PROPERTY

                                   EXHIBIT "B"

                         LEGAL DESCRIPTION OF EASEMENTS

                                   EXHIBIT "C"

                              COPY OF GROUND LEASE

                                   EXHIBIT "D"

                            COPY OF EASEMENTS, IF ANY

                                   EXHIBIT "E"

                              ESTOPPEL CERTIFICATE

         THIS INSTRUMENT is given as of this ___ day of ____________________, _____, by ______________________ ("Lessor") to American Tower, L.P., a Delaware
limited partnership, ("Assignee" or "Tower Company").

                                    RECITALS

         A. Lessor entered into a Lease Agreement or similar agreement with _________ (____) numbers of addenda attached thereto, (collectively, the "Prime Lease") dated as of the ______ day of _____________, ________ with Tritel Communications, Inc., a Delaware corporation ("Lessee").

         B. Lessee desires to assign to Assignee its interest in the Prime
Lease.

         C. Assignee seeks Lessor's acknowledgment, as of the date of execution of this Instrument, of certain matters affecting the Prime Lease.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound:

         1. Lessor's Estoppel Certificate. Lessor hereby certifies, with the understanding that Assignee is relying upon the statements made herein, the following:

         a. The Prime Lease with _____ number of addenda constitutes the entire agreement between the parties with respect to the Premises. The Prime Lease has not been amended and there are no other agreements between Lessor and Lessee with respect to the property or the easements which are described in the Prime Lease.

         b. The Prime Lease is in full force and effect in accordance with its terms. Neither Lessee nor Lessor is in default under any of the terms of the Prime Lease, and Lessor has not received actual or constructive notice of the existence of any event which, with the passage of time or the giving of notice or both, would constitute a default under the Prime Lease.

         c. All applicable Prime Lease fees and rent (if any) and other charges and payments due Lessor from Lessee under the Prime Lease have been paid in full through the date hereof (except reimbursements for real estate taxes, insurance, utilities or other reimbursements, if any, due for fiscal periods to the extent not yet payable).

         2. Consent. Lessor hereby acknowledges the right of Lessee to assign the Prime Lease to Assignee and agrees that all terms of the Prime Lease shall be in full force and effect between Lessor and Assignee as if Lessor and Assignee were the original parties to the Prime Lease and that such assignment shall not violate the terms of the Prime Lease, will not create or cause the Assignee to be liable for any rent in excess of $_________ per month during the Initial Term or be considered a sublease under the terms of the Prime Lease or any addenda thereto.

         3. Release. Lessor, with the intention of binding itself and its successors and assignees, expressly forever releases and discharges Lessee and its successors and assigns from all claims, demands, actions, grievances, controversies, contracts, promises, agreements, causes of action, in both law and equity, judgments and executions, damages of whatever nature, past or present, known and unknown, that it ever had, or now has, known or unknown, or that anyone claiming through or under Lessor may now have or claim to have, against Lessee which arise from the Prime Lease, but no further or otherwise.

         4. Reliance. Lessor understands that Assignee and Lessee are relying on the information contained in this Instrument, and agrees that Assignee and Lessee may rely on this information, for purposes of determining whether to consummate their transaction. Further, Assignee's and Lessee's subsidiaries, affiliates, legal representatives and successor and assigns may rely on the contents of this Instrument. A facsimile of this instrument delivered to Assignee by telecopier shall be deemed an original for all purposes.

         5. Notice; Non-Disturbance. Assignee intends to grant a sub-leasehold interest to Lessee pursuant to a sublease dated the ______ day of _______, ______ (the "Sublease"). Lessor shall give notice to Lessee at the same time that Lessor gives notice to Assignee of any default under the Prime Lease, and Lessor shall accept a cure of any such default from Lessee on Assignee's behalf. In such case, Lessee shall be entitled to reimbursement from Assignee of any amount paid or obligation incurred in respect thereof. So long as the Lessee is not in default under the Sublease beyond any applicable grace or cure period, Lessee shall be permitted quiet enjoyment of the Premises under the Sublease notwithstanding any termination or expiration of the Prime Lease and notwithstanding any termination or expiration of the Prime Lease, Lessor agrees at the request of the Lessee, to honor the terms and conditions of the Sublease for the remainder of the term thereof and any renewal terms. Lessee agrees, at the request of Lessor to attorn to the Lessor upon the terms and conditions of the Sublease for the remainder of the term thereof (whether original or renewal) and any renewal terms, and that the Sublease shall continue in full force and effect as if the Lessor were the sublandlord under the Sublease notwithstanding the expiration or termination of the Prime Lease.

         6. Notices. Any Notices to be received by Assignee, Lessee or Lessor under the Prime Lease, the Sublease, or this Estoppel Certificate shall be deemed properly given if marked to Assignee, Lessor or Lessee with proper postage or sent via a reputable overnight carrier to the following address:

              Tower Company:

              -----------------------------------

              -----------------------------------

              -----------------------------------

              With a copy to:

              -----------------------------------

              -----------------------------------

              -----------------------------------

TO LESSEE:    Tritel Communications, Inc.
              112 E. State Street
              Suite B
              Ridgeland, MS 39157
              Attention: Ken Harris

         IN WITNESS WHEREOF, Lessor and Assignee have executed this Instrument as of the date set forth above.

                                       LESSOR:

                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       TOWER COMPANY:
                                       AMERICAN TOWER, L.P.
                                       BY: ATC GP, INC.
                                       TITLE: SOLE GENERAL PARTNER


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                 ATTACHMENT "II"

THIS INSTRUMENT PREPARED BY:           SITE NAME:                      INDEXING
INSTRUCTIONS                                     ---------------------

                                       SITE ID:
----------------------------------             -----------------------

----------------------------------

----------------------------------

----------------------------------

----------------------------------

                     Memorandum of Assignment of Prime Lease

This memorandum evidences that an assignment was made and entered into by written Assignment of Prime Lease (the "Assignment") dated __________, 1999, between AMERICAN TOWER, LP, a Delaware limited partnership and TRITEL COMMUNICATIONS, INC., a Delaware corporation("Carrier")..

Such Agreement provides in part that Carrier assigns to, and Carrier does hereby assign to Tower Company that certain Option and Lease Agreement or similar lease agreement (the 'Lease) dated ___________ ,for the lease of real property (the "Property") located in _________ County, in the state of ____________, which Property is more particularly described on Exhibit "A" attached hereto and made a part hereof, a memorandum (the "Memorandum") of which lease is of record in _____________________________ in the _________________________ office for recording real property records in the __________________ County of the state of ____________________. Carrier hereby assigns the Lease and Memorandum of Lease to the Tower company pursuant to the terms of the Assignment.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the day and year first above written.

TOWER COMPANY

AMERICAN TOWER, L.P.
BY: ATC GP, INC.
TITLE: SOLE GENERAL PARTNER


By:
   -----------------------------------
Its:
    ----------------------------------
Address:
        ------------------------------

--------------------------------------

CARRIER
TRITEL COMMUNICATIONS, INC.



By:
   -----------------------------------
Its:
    ----------------------------------
Address:
        ------------------------------

--------------------------------------

                               [ACKNOWLEDGEMENTS]

                                   EXHIBIT "A"

                            REAL PROPERTY DESCRIPTION
                               OF PROPERTY LEASED

                                 ATTACHMENT III

                              SITE LEASE AGREEMENT

         THIS SITE LEASE AGREEMENT ("SLA") is executed this ___ day of ____________________, _______, by and between AMERICAN TOWER, L.P., a Delaware limited partnership ("Tower Company ") and TRITEI COMMUNICATIONS, INC. ("Carrier").

         WHEREAS, on the ____ day of ___________, ___, Tower Company and Carrier entered into that certain Master Build To Suit and Lease Agreement ("Master Lease") which provides for the execution of individual SLAs for each Site owned by Tower Company upon which Carrier desires to mount certain antenna, structures and other equipment.

         NOW THEREFORE, for [CONFIDENTIAL TREATMENT REQUESTED] and other good and valuable consideration, the legal receipt and sufficiency of which is hereby mutually acknowledged and agreed upon, the Tower Company and the Carrier hereby agree as follows:

         1. DEFINED TERMS. Any terms not defined herein shall have the meaning set forth in the Master Lease.

         2. SITE. Subject to the terms of the Master Lease, Tower Company hereby leases and grants to Carrier and Carrier hereby leases from and accepts from Tower Company space to install, maintain, operate, upgrade and remove Carrier's wireless communications equipment and appurtenances on the tower owned by Tower Company ("Tower Facilities"), which is shown in the location shown n Exhibit "B", including antennas and microwave dishes between the heights of _____________ and ______________________ above ground level on the Tower
Facilities and which is located on certain real property leased by Tower Company more particularly described in Exhibit "A" attached hereto ("Property"); and to install, maintain, operate and remove Carrier's compound and related devices (including, but not limited to emergency generators, equipment shelters, equipment cabinets, all necessary test equipment and any temporary construction materials) owned by Carrier on a _____________ hundred (__)square foot portion of the Property at a location to be agreed upon in writing between Tower Company and Carrier, which is shown as the cross hatched area shown on Exhibit "B". Tower Company has granted and hereby grants unto Carrier for the Initial Term and any Renewal Term an easement for ingress, egress and utilities during the term of the Master Lease over the property described in Exhibit "C" attached hereto ("Easement") (the space occupied by Carrier on the Property and the Tower, all cabling, wiring, conduit, etc. to and from the Tower and to and from Carrier's Equipment, and the Easement hereinafter shall be referred to collectively as the "Premises") (The Tower Facilities, Property and Easement shall constitute and hereinafter be referred to and known as the "Site"). The Site is more commonly known to Tower Company as the __________ Site. The Site is more commonly known to Carrier as the ___________ Site.

         3 COMMENCEMENT DATE. The Commencement Date of this SLA and the Rent payable hereunder are defined in Attachment VI to the Master Lease. Carrier and Tower Company shall execute a letter agreement which shall be attached to this SLA confirming the calendar date which the parties understand to be the Commencement Date for each SLA.

         4 EQUIPMENT. A description of the equipment, antennae, mounting height of the antenna and other personal property of Carrier which Carrier intends to locate on the Site ("Carrier's Equipment") is described in Exhibit "D" attached hereto. Carrier will not install any equipment on the Premises which is not described in Exhibit "D" without Tower Company's prior, written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Tower Company and Carrier acknowledge and agree that so long as Tower Company approves any substituted, additional or altered equipment, which approval shall not be unreasonably withheld, delayed or conditioned and any additional or substituted equipment does not increase the wind load or structural burden upon the Tower Facilities, does not increase the space upon the Tower Facilities or the ground space upon the Site, and does not create any technical or radio frequency interference. with any existing equipment located upon the Tower Facilities at the time of the request for such modification or substitution ) and does not increase the effective isotropically radiated power emitted from the antennae located upon the Carrier Premises in excess of one thousand six hundred forty
(1640) watts, Carrier may substitute, add, alter, modify and replace Carrier's Equipment described in Exhibit "D" upon the Tower Facilities.

         5. GROUND LEASE. A copy of the Ground Lease for this Site is attached hereto as Exhibit "E".

         6. MARKETABLE TITLE. The Tower Company holds good and marketable title to its interest in the Site.

         7. EFFECT OF AGREEMENT. Tower Company and Carrier acknowledge that the Master Lease is the controlling agreement between the parties with regard to Carrier's lease of the Site. This SLA is intended to supplement the Master Lease and fulfill the requirements of paragraph 1 of the Master Lease. In the event of any conflict between the terms of the Master Lease and this SLA, the terms and provisions of this SLA shall control.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                       TOWER COMPANY

                                       AMERICAN TOWER, L.P.
                                       By: ATC GP, Inc.
                                       Title: Sole General Partner

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       CARRIER:

                                       TRITEL COMMUNICATIONS, INC.

                                       By:
                                          --------------------------------
                                       Name:  Jerry M. Sullivan, Jr.
                                       Title: Executive Vice President

                                   EXHIBIT "A"

                        LEGAL DESCRIPTION OF THE PROPERTY

                                   EXHIBIT "B"

              SURVEY OR MAP OF THE SITE WITH LOCATION OF TOWER AND
                GROUND SPACE SHOWN AND GROUND SPACE CROSS-HATCHED

                                  EEXHIBIT "C"

                         LEGAL DESCRIPTION OF EASEMENTS

                                   EXHIBIT "D"

                                 EQUIPMENT LIST

                                   EXHIBIT "E"

                                  GROUND LEASE

                                  ATTACHMENT IV

This instrument Prepared By:   Site Name:     Site ID:     Indexing Instructions
                                         ----         ----
----------------------------                               ---------------------

----------------------------                               ---------------------

----------------------------                               ---------------------

                       MEMORANDUM OF SITE LEASE AGREEMENT

This memorandum evidences that a lease was and hereby is made and entered into by written Site Lease Agreement dated ___________, 19___, between AMERICAN TOWER, L.P., a Delaware limited partnership ("Tower Company") and TRITEL COMMUNICATIONS, INC., a Delaware corporation ("Carrier").

Such Agreement provides in part that Tower Company leases to Carrier and Tower Company does hereby lease to Carrier space upon a tower (which tower is located as shown on Exhibit "B") (the "Tower") between the heights of _______ and _______ above ground level, which Tower is located upon the real property located at ________, City of ________, County of ________, State of _______,
which real property is described in EXHIBIT A attached hereto (the "Site" or the "Property") and certain space ("Ground Space") upon the Property which is described on Exhibit "B" or which is shown as the cross-hatched area on a plat or survey attached hereto as Exhibit "B" with runs for cable, wiring, conduit, etc. to the Tower and the Ground Space and with a grant of and Tower Company hereby grants a non-exclusive easement for unrestricted rights of access thereto and to electric and telephone facilities which are described on Exhibit "A" and/or shown on Exhibit "B" such lease and easement to be for a term of five (5) years commencing on _______, 19_____, which term is subject to four (4) additional five (5) year extension periods by Carrier. Tower Company has obtained its interest in the Property pursuant to the terms of a option and lease agreement or similar document between ______________________ as the landlord and ______________________ as the tenant, a memorandum of which is of record in __________________, in the office for recording real property records in the ________________ County of the state of ____________________ and Tower
Company has obtained its interest in any easements pursuant to the terms of an easement or similar document between _____________________ and ____________________, which easement is of record in ___________________ in the office for recording real property records in the __________________ County of the state of ___________________________.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the day and year first above written. CARRIER:

Tritel Communications, Inc.

BY:
   --------------------------------------
NAME: Jerry M. Sullivan, Jr.
     ------------------------------------
TITLE: Exec. Vice President/Chief
       Operating Officer
      -----------------------------------

ADDRESS: P.O. Box 1348
        ------------------------------------
         Ridgeline, MS 39158-1348
        ------------------------------------
PHONE NUMBER: 601-362-2200

DATE:
     ---------------------------------------

TOWER
COMPANY:


                             -----------------------------------
                             AMERICAN TOWER, L.P.

                             By: ATC GP, Inc.
                             Its: Sole General Partner

BY:
                             -----------------------------------
NAME:
                             -----------------------------------
Title:
                             -----------------------------------
ADDRESS:
                             -----------------------------------
PHONE NUMBER:
                             -----------------------------------
TAX ID:
                             -----------------------------------
DATE:
                             -----------------------------------

                                   EXHIBIT "A"

                                    Property

Attached hereto Metes and Bound Description of the Real Property

                                   EXHIBIT "B"

                                  GROUND SPACE:

ATTACH HERETO THE SITE PLAN FOR THE SITE WITH THE GROUND SPACE CROSS HATCHED AND THE TOWER IDENTIFIED.

                                  ATTACHMENT V

                 SCHEDULES WITH MARKET SPECIFIC TERMS INCLUDING,
           WITHOUT LIMITATION, REIMBURSEMENT OF PRE-DEVELOPMENT COSTS,
                RENT, AND IF APPLICABLE, SCHEDULES FOR COMPLETION
                       OF TOWER FACILITIES AND DELIVERIES

          No Schedules attached to this Attachment shall be valid unless it is signed by both Duly Authorized Representatives of Tower Company and Carrier.

                                  ATTACHMENT VI

                    NOTICE OF COMPLETION OF TOWER FACILITIES


Carrier

------------------------

------------------------

------------------------  -----------------

     Re:  Notice of Completion of Tower Facilities ("Notice") for
          Site #_______ ("______________ Site")

Dear

     On the _____ day of _________________, ______ the Tower Facilities at the _________ Site were completed in accordance with the terms and conditions of the Master Lease between Tower Company and Carrier. Pursuant to Paragraph 3.9 of the Master Lease, Carrier has a period of fifteen (15) days after the date of this Notice of Completion to provide a Punch List of items to be completed by Tower Company in order to render the Tower Facilities completed in accordance with the Plans and Specifications in the opinion of Carrier.

                                       Sincerely,


                                       --------------------------------

                                 ATTACHMENT VII


____________, 19____

------------------------------

------------------------------

------------------------------

Re:  Site Lease Agreement
     Site: ____________________

Dear _________________:

     Tritel Communications, Inc. ("Carrier") and ________________ (the "Tower Company") entered into a Site Lease Agreement for the above-captioned site. The Site Lease Agreement provides that Carrier and Tower company shall execute a letter agreement which shall be attached to the SLA confirming the calendar date which the parties understand to be the Commencement Date for each SLA.

     Carrier and Tower Company agree that the Commencement Date for the above referenced site is _____________________.

     By countersigning this letter, Tower Company acknowledges and agrees to the Commencement Date listed above for the Site. This letter shall constitute an amendment to the Site Lease Agreement.

                                       TRITEL COMMUNICATIONS, INC.


                                       By:
                                          ------------------------------
                                       Its:
                                           -----------------------------

Acknowledged and Agreed to this ____ day of ________________, ____.

AMERICAN TOWER, L.P.
By: ATC GP, Inc.
Title: Sole General Partner

By:
   ------------------------------
Its:
    -----------------------------

                          SCHEDULE 1 TO ATTACHMENT "VI"
                             OF MASTER LEASE BETWEEN
                            TOWER COMPANY AND CARRIER
                              MARKET SPECIFIC TERMS


1. CARRIER MARKET: Huntsville Market - This Schedule shall apply to the Huntsville Market only.

2. NUMBER OF SITES: --

         (a) Carrier shall and hereby grants to Tower Company the right to develop, construct and lease a minimum of twenty (20) Tower Facilities in the Huntsville Market more particularly described in Exhibit A attached hereto. In the event that Carrier does not require the construction of 20 new Tower Facilities in the Huntsville Market during the 1999 calendar year, all of the new Tower Facilities which Carrier must construct and install in the Huntsville Market in the 1999 calendar year, which Carrier intends to assign to a third
(3rd) party, shall be constructed, developed and owned by Tower Company. In the event that the Tower Company elects not to accept an Applicable Tower Site or otherwise terminates its obligations in regards to an Applicable Tower Site or does not complete an Applicable Tower Site the total number of Tower Facilities to be constructed in the Huntsville Market by Tower Company will be reduced by the number of Applicable Tower Sites rejected, terminated or not otherwise completed. In the event that the Carrier does not initially assign the Tower Company twenty (20) Tower Facilities in the Huntsville Market during the 1999 calendar year, the Carrier shall assign to the Tower Company Tower Facilities in the Huntsville Market or other Carrier Markets to the extent available in the 1999 calendar year and/or the first quarter of the 2000 calendar year so that the cumulative number of sites in this Schedule shall not be diminished.

         (b) In the event that the Tower Company rejects or terminates its obligations or otherwise fails to complete or does not otherwise complete and construct twenty percent (20%) or more of the Tower Facilities and installation of the Carrier Equipment upon the Applicable Tower Sites in the Huntsville Market, such actions shall constitute an Event of Default under the Master Lease and in addition to any other remedies at equity or law or in the Master Lease which Carrier may have, Carrier shall have the right to terminate the Master Lease upon five (5) days written notice and to require the Tower Company to assign or reassign any or all Ground Leases under the applicable Tower Sites in the Huntsville Market to Carrier or its assignee, to assign or reassign any or all Pre-Development Information to Carrier or its assignee and to assign or reassign any other easements, leases, licenses, subleases, contracts, suppliers contracts or agreements regarding or related to any or all of the Applicable Tower Sites in the Huntsville Market to the Carrier or its assignee. In addition thereto Carrier shall have the right to require the Tower Company to convey any other property (real or personal, tangible or intangible) related to or connected to the Applicable Tower Sites in the Huntsville Market, including without limitation, the Tower Facilities, any pads, utilities, wiring, cabling, connections, etc. to the Carrier or its assignee. The Carrier or its assignee shall reimburse the Tower Company for the fair market value of the tower and the related accessories, but no further or otherwise.

3. PRE-DEVELOPMENT COSTS:

         (a) For each Tower Site for which Carrier has obtained Pre-Development Information. Tower Company shall reimburse Carrier up to the following amounts, but no more than the following amounts for delivery of the Pre-Development Information for the Applicable Tower Site from the Carrier to the Tower Company within ten (10) days of the execution of the Assignment based upon the following milestones:



MILESTONE 1:  Delivery of Candidate Site Report
                             - Selection Form [CONFIDENTIAL TREATMENT REQUESTED]
o Identification of 3 leasable, zonal and constructable candidates
o Coordination of site visit
o Submission of reports including but not limited to Zoning Summary, Permit Summary, site sketch

MILESTONE 2:  Delivery of Lease Package      $[CONFIDENTIAL TREATMENT REQUESTED]
o Submission of pre-approved, executed lease, including any access easements, rights-of-way, etc. that may be required.
o Site Package, Site Survey

MILESTONE 3: Delivery of Title and Title Clearance Items [CONFIDENTIAL TREATMENT REQUESTED]
o Submission of Title Report
o Submission of evidence curative work complete

MILESTONE 4:  Delivery of Zoning Decision     [CONFIDENTIAL TREATMENT REQUESTED]
o Submission of zoning application and verification of attendance at required zoning meetings
o Submission of verification of zoning decision

MILESTONE 5:  Building Permit Ready           [CONFIDENTIAL TREATMENT REQUESTED]
o Coordination of NEPA, FCC, Environmental Assessments,
  Geotechnicals as required
o Receipt of Building Permit and any other permits required for construction

TOTAL PRICE                                   [CONFIDENTIAL TREATMENT REQUESTED]

4. SCHEDULE OF COMPLETION:

         (a) Subject to the force majeure provisions of Section 5.5(e) of the Master Lease, Tower Company shall deliver to the Carrier all of the Pre-Development Information and the Ground Lease for the Applicable Tower Sites by the dates according to the following Schedule:

              June 1, 1999                  Four (4) Tower Sites
              July 1, 1999                  Five (5) Tower Sites
              August 1, 1999                Six (6) Tower Sites
              August 15, 1999               Five (5) Tower Sites

         (b) Tower Company shall deliver all Tower Sites fully completed with Carrier's Equipment completely installed according to the following schedule, excepting those Tower Sites delayed by Carrier actions or inaction's or those Tower Sites delayed beyond Tower Company's control, including but not limited to Governmental Approvals, moratoria, FAA or force majeure:

              July 15, 1999                 Four (4) Tower Sites
              August 15, 1999               Five (5) Tower Sites
              September 15, 1999            Six (6) Tower Sites
              October 1, 1999               Five (5) Tower Sites


         (c) Tower Company shall diligently exercise its best efforts to construct and deliver all of the Tower Sites in the clusters which have been developed by Carrier for the best system optimization. Carrier acknowledges and agrees that Site Number 108005-RIB constitutes a search ring in an area where the property is owned by the State of Alabama. Tower Company and Carrier acknowledge and agree that the Tower Company's failure to obtain a lease executed by the State of Alabama within the time periods provided in this Agreement and this Schedule shall constitute an action beyond Tower Company's control and an act prohibited by force majeure.

5. RENT:

         (a) Initial Term. As consideration for the use and occupancy of the Premises under any SLA during the Initial Term, Carrier shall pay Tower Company or such entity as Tower Company may designate from time to time, on the first day of each calendar month during the Initial Term, the sum of [CONFIDENTIAL TREATMENT REQUESTED] per month. During the initial term of the Master Lease, the rent shall be increased on each anniversary of the Commencement Date by [CONFIDENTIAL TREATMENT REQUESTED] annually. Rent shall be payable on the first day of each month in advance to Tower Company at Tower Company's address as specified in Paragraph 5.1 of the Master Lease. In the event that the Commencement Date is other than the first day of a calendar month, Rent shall be prorated over the number of days remaining in the month in which the SLA commenced and shall thereafter be paid on the first day of each calendar month. Tower Company and Carrier shall execute a letter agreement to attach to each SLA to confirm the amount of the Rent.

         (b) Renewal Terms. In the event that Carrier elects to renew an SLA as provided in paragraph 4.5 of the Master Lease, Rent during the first Renewal Term of the SLA shall be the same amount as the Rent during the last year of the Initial Term of the Master Lease. Rent shall be increased by [CONFIDENTIAL TREATMENT REQUESTED] over the Rent accruing under the immediately prior term of the SLA, commencing with the beginning. of the Second Renewal Term of the SLA.

6. INSTALLATION OF CARRIER EQUIPMENT. Carrier and Tower Company acknowledge and agree that Tower Company shall be obligated to and Tower Company shall provide all materials, equipment and supplies for the installation and construction of and shall install and construct all Tower Facilities and install the Carrier's Equipment ("Carrier's Equipment Installation") except for the placement and setting of the cabinet upon the Carrier Premises and for the purchase and delivery of the equipment and items described in Section 6(c), which installation shall include without limitation, the following:

(a) INSTALLATION. Tower Company shall perform all operations necessary and required to build sites and install Personal Communications Services ("PCS") cellular base transmission equipment, including without limitation:

         (i) Tower Company shall furnish all labor, supervision, materials and equipment (other than materials and equipment specified as furnished by others) and perform all operations necessary and required to build sites and install Personal Communications Services ("PCS") cellular base transmission equipment.

         (ii) Tower Company shall install the Carrier Equipment upon the Tower Facilities in accordance with their approved construction drawings, specifications (except for those Tritel furnished specifications) and other contract documents. Work includes but is not limited to the following:

              (A) Preparation of raw land sites by clearing, grubbing and grading. Construction of access roads as required. Preparation of building, structures, or roofs in accordance with all legal requirements and the Carrier Specifications for installing the Carrier Equipment.

              (B) Install electrical work required including raceways, cable trays, boxes, underground ducts, utility structures, wires, cables, wiring devices and related work necessary for a functional PCS site.

              (C) Installation of framing for support of Carrier Equipment.

              (D) Installation of equipment foundations.

              (E) Seal penetrations through existing and new construction as required by local codes and ordinances.

              (F) Field quality control and inspections.

              (G) Performance of sweep test and provide results in accordance with project requirements contained in Specification No.
         24085-002-3PS-EFW0-00001 and provide test results for Carrier review and approval.

              (H) Perform ground testing for each site and provide results in accordance with project requirements contained in Specification No. 24085-000-3PS-EG00-G0001 and provide test results for Carrier review and approval.

              (I) Receipt and storage of Carrier/third party materials, as required.

              (J) Provide concrete testing for all concrete work as required.

              (K) Provide all inspections required by local and state jurisdictions.

              (L) Obtain and pay for all permits including special permits, as required.

              (M) Tower Company shall be responsible for obtaining FAA and FCC permits, applications and approvals.

              (N) Tower Company shall be responsible for any AM De-Tuning if required.

         (iii) The Carrier Equipment Installation shall conform to the construction drawings and specifications, and applicable federal, state, county, city, local laws, ordinances, rules and regulations of the authorities having jurisdiction and the Carrier Specifications.

         (iv) Tower Company shall furnish all labor, supervision, construction equipment, transportation, licenses, taxes, safety supplies, consumable supplies, all materials and each and every item of expense required to complete the Carrier's Equipment Installation, except the items described in Section 6c of this Schedule.

         (v) Tower Company shall investigate, review, and if applicable, obtain the proposed rights-of-way for ingress and egress from public and private roads for clearances, restrictions, bridge load limit, bond requirements, permits (and waivers of any of the foregoing if necessary) and other limitations that may affect transportation and storage of Carrier's and Tower Company's equipment, materials and manpower to or for the Applicable Tower Site.

         (vi) Tower Company shall obtain and pay for all work permits required by governmental authorities and other permits required for Tower Company's construction pertains including but not limited to Tower Company's licenses, construction bonds, transportation, equipment, labor and/or other general permits.

(b) INSPECTION AND ACCEPTANCE

         (i) Carrier Equipment Installation shall be subject to the inspection and approval of Carrier and its agent, such approval not to be unreasonably withheld, delayed or conditioned, and/or authorities or agencies having jurisdiction.

         (ii) Tower Company shall schedule the work upon the Carrier Equipment Installation and provide notification to Carrier to comply with any and all requirements for inspections including, but not limited to, sweep testing, ground testing and final inspection.

         (iii)Tower Company shall provide verification that antennae are aligned as required by the design drawings and are within the tolerance.

         (iv) Tower Company shall coordinate and schedule final inspection walk down inspections with Tritel and/or its' agents.

(c) CARRIER SUPPLIED EQUIPMENT AND MATERIAL

Equipment and Materials supplied by the Carrier will be delivered to Tower Company on a just in time basis to meet scheduled construction start dates, to the Applicable Tower Sites or Tower Company's facilities as chosen by Tower Company. Tower Company shall receive, document, store, protect and transport all materials as required. The receiving notices will be furnished to Carrier within 24 hours of delivery to Tower Company. The following equipment will be furnished by Carrier, but no further or otherwise:

(i) Antenna Supports/Mounts
(ii) Antennas, including downtilt brackets
(iii) Coax Cable
(iv) Coax Connectors
(v) TMAS
(vi) Surge Suppressors
(vii) Ericsson equipment frames

Tower Company shall provide a bill of material for each Applicable Tower Site five working days before the materials/equipment are needed for installation.

Tower Company is also responsible for notification of electrical installation and termination of equipment with Carrier in order to coordinate the installation of the cabinet and related equipment by Ericcson.

(d) DELIVERY. Tower Company will be required to provide the following documentation to Carrier at the completion of the Carrier Equipment Installation for each Applicable Tower Site:

      Sweep test results
      Grounding test results
      Concrete test results
      All other test results and reports
      Pictures of the ground ring, ground rods before filling trenches with each A completed and signed off Punch list from the final walkdown

(e) PLANNING AND SCHEDULING. Tower Company will conduct regular process review meetings with Carrier and/or its agent and provide input into the project database to report the construction and installation status.

(f) AS BUILT DRAWINGS. As Built Drawings - Tower Company will provide as-built drawings to Carrier of each Applicable Tower Site which detail all pertinent information relating to Carrier's equipment and antenna system at the Applicable Site and shall substantially conform to the specifications supplied by CARRIER

g) PUNCH LIST & ACCEPTANCE - Upon final completion of the Carrier's Equipment Installation at each Applicable Tower Site by Tower Company in accordance with the provisions of this Agreement, Tower Company shall request, in writing, final inspection of the Applicable Tower Site. Carrier will inspect the Carrier's Equipment Installation within fifteen (15) business days of the receipt of Tower Company's notice that the Carrier Equipment Installation is complete. Within ten (10) business days of inspection, Carrier will either provide a signed writing evidencing final acceptance of the Carrier Equipment Installation or, through the use of a punch list form, advise Tower Company of the portions of the Carrier Equipment Installation that are defective or incomplete or of obligations that have not been fulfilled but are required for final acceptance. Tower Company shall complete any unfinished or defective portion of the Carrier Equipment Installation which are necessary to install and operate Carrier's equipment within ten (10) business days following issuance of the punch list. With respect to other punch list items, Tower Company shall complete all unfinished or defective portions of the Carrier Premises within fifteen (15) calendar days following issuance of the punch list.

h) TRADE AND CONSTRUCTION PERMITS - Tower Company shall obtain, at its expense, all necessary local and municipal permits, licenses, inspections, certificates and approvals necessary to complete the Carrier Equipment Installation, and shall ensure compliance with all state environmental laws. Tower Company shall pay all Rents for such permits, licenses, inspections, certificates or approvals to the appropriate government body or other entity.

i) LIENS. Tower Company shall keep the Tower Facilities and the Carrier Equipment free of all involuntary liens and claims, including without limitation, (other than liens and claims arising by, through or under Carrier) liens and claims (a) arising out of or related to the performance of the construction, all liens and claims of any contractor, subcontractor, laborer, mechanic or materialman for labor performed or material furnished in connection with the performance of the construction; (b) liens or claims arising from taxes or assessments, except for personal property taxes which may be assessed against Carrier's Equipment, and except for liens for taxes or assessments which are not yet due and payable; or (c) liens or claims which may impair Carrier's interest.

7. REPRESENTATIONS - Notwithstanding any other provision contained in this Schedule or any other terms of this Agreement, the following terms and conditions shall apply with respect to the materials, equipment and services provided hereunder:

         a) Tower Company, its agents, subcontractors, and employees shall perform the Carrier Equipment Installation as independent contractors, and not as agents, partners, joint venturers or employees of Carrier. Tower Company shall supervise and direct the Carrier Equipment Installation, using the care and shall ordinarily used by members of Tower Company's profession practicing under similar conditions at the same time and in the same geographic area, and Tower Company shall be solely responsible for all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Carrier Equipment Installation.

         b) Unless otherwise specifically provided in the Carrier Equipment Installation, Tower Company shall provide and pay for all labor, supervision, materials, construction surveys and layout, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for the proper execution and completion of the Applicable Tower Site consistent with the terms of this Schedule and the Agreement.

         c) Tower Company shall at all times enforce strict discipline and good order among its employees.

         d) Tower Company hereby represents and warrants to Carrier that all materials and equipment incorporated in the Applicable Tower Site will be new unless otherwise requested in writing by Tower Company and agreed to in writing by Carrier prior to their use and all such materials and equipment shall be of good quality. Tower Company further represents and warrants that the Carrier's Equipment Installation to be performed under this Agreement, and all workmanship, materials and equipment provided, furnished, used or installed in construction of the same, shall be safe, substantial, good quality and durable construction in all respects, and that all of the Carrier's Equipment installation will be free from faults and defects and in conformance with the terms of this Agreement. The warranty for the services provided by Tower Company at each Applicable Tower Site shall be for a period of Eighteen (18) months from the date of full acceptance of the Site by Carrier (the "Warranty Period"). Tower Company represents, warrants and agrees that the Carrier Equipment shall be constructed and installed in a good and workmanlike manner and in accordance with the plans and specifications for the installation of the Carrier Equipment and all applicable federal, state and local laws, ordinances, rules and regulations and shall be of good quality, free from faults and patent defects.

         e) Tower Company agrees to correct any defective portion of the Applicable Tower Site or the Carrier Premises. If Tower Company fails, after ten (10) days following written notice from Carrier:
              (i) to commence and continue correction of such defective Carrier Equipment Installation with diligence and promptness; (ii) to perform the Carrier Equipment Installation; or (iii) to comply with any other provision of this Agreement, Carrier may correct and remedy any such deficiency in addition to any other remedies it may have. Tower Company shall not be responsible for reasonable delays caused by inclement weather that would delay a reasonable contractor's performance of the installation of a wireless antennae system substantially similar to the Carrier Equipment Installation set forth herein.

         f) Tower Company shall supervise and direct the Carrier Equipment Installation on the Carrier Equipment (the "Carrier Equipment Work"), using Tower Company's best skill and attention. Tower Company shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Carrier Equipment Work on the Tower Facilities under this Agreement excluding the placement and setting of any cabinet or shelter and equipment contained therein; and.

         g) Tower Company shall enforce strict discipline and good order among the employees and other persons carrying out this Agreement. Tower Company shall not permit employment of unfit persons or persons not skilled in tasks assigned to them; and

         h) Tower Company shall provide Carrier (and its employees, agents and contractors) access to the Carrier Equipment Work in preparation and progress wherever located, provided that such access shall not interfere with the Carrier Equipment Work; and

         i) Tower Company shall pay all royalties and license fees; shall defend suits or claims for infringement of patent rights and shall hold Carrier harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by Carrier unless Tower Company has reason to believe that there is an infringement of patent.

         j) Tower Company shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Agreement. Tower Company shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

                   (1) employees on the Carrier Equipment Work, the Tower Facilities or the Applicable Tower Site and other persons who may be affected thereby;

                   (2) the Carrier Equipment Work, the Tower Facilities, the Applicable Tower Site and materials and equipment to be incorporated therein; and

                   (3) other property at the Applicable Tower Site or adjacent thereto.

8. REIMBURSEMENT FOR INSTALLATION OF CARRIER EQUIPMENT. Carrier shall pay the Tower Company [CONFIDENTIAL TREATMENT REQUESTED] ("Carrier Installation Rent") for the installation of the Carrier Equipment as contemplated in Section 7 of this Schedule.

9. NOTICE OF EXISTING APPLICABLE TOWER SITES. Notwithstanding the provisions contained within the body of the Master Lease, Tower Company acknowledges that Carrier has as of the date of this Agreement notified Tower Company of the Applicable Tower Sites identified in Exhibit "A" to this Schedule (the "Existing Applicable Tower Sites"). Within fifteen (15) business days from the date of this Agreement, Tower Company will provide a Notice of Acceptance for or will reject each such Applicable Tower Site. If Tower Company provides a Notice of Acceptance for any such Applicable Tower Site, Tower Company shall reimburse

9. Carrier for the Pre-Development Costs associated with each accepted Applicable Tower Site in accordance with this Schedule.

10. COMMENCEMENT DATE. The term "Commencement Date" shall mean the date when the initial term of each SLA shall commence and shall be the date which is the later of (i) the date that Tower Company completes installation of Carrier Equipment on the Premises in the event that the Tower Company is installing Carrier's Equipment on the Premises; or (ii) fifteen (15) days after Carrier has accepted the Tower Facilities pursuant to Paragraph 3.7 of the Master Lease; or (iii) in the event that Carrier has not accepted the Tower Facilities pursuant to Paragraph 3.7 of the Master Lease, fifteen (15) days after the date that the Tower Facilities are substantially complete and Carrier is able to operate the Carrier Equipment upon the Tower Facilities in compliance with all laws, rules and regulations; or (iv) October 18, 1999.

11. SCHEDULE IS MODIFICATION. This Schedule shall be added to and modify the terms and conditions of the Master Lease and hereby is incorporated into the terms of the Master Lease. In the event that there is a conflict or contradiction between the terms and conditions of the Master Lease and this Schedule, the terms and conditions of this Schedule shall control.

IN WITNESS WHEREOF, Tower Company and Carrier have signed this Schedule as of the date and year first above written.

CARRIER:                               TOWER COMPANY:

TRITEL COMMUNICATIONS, INC.            AMERICAN TOWER, L.P., A
                                       DELAWARE LIMITED
                                       PARTNERSHIP
                                       BY: ATC GP, INC.
                                       TITLE:  SOLE GENERAL PARTNER

By:                                    By:
   -------------------------------        -------------------------------
   William S. Arnett
   President                           Name:
                                            -----------------------------

                                       Title:
                                             ----------------------------

                          SCHEDULE 2 TO ATTACHMENT "VI"
                             OF MASTER LEASE BETWEEN
                            TOWER COMPANY AND CARRIER
                              MARKET SPECIFIC TERMS

1. CARRIER MARKET: Montgomery Market - This Schedule shall apply to the Montgomery Market only.

2. NUMBER OF SITES: --

              (a) Carrier shall and hereby grants to Tower Company the right to develop, construct and lease a minimum of fourteen (14) Tower Facilities in the Montgomery Market. In the event that Carrier does not require the construction of 14 new Tower Facilities in the Montgomery Market during the 1999 calendar year, all of the new Tower Facilities which Carrier must construct and install in the Montgomery Market in the 1999 calendar year, which Carrier intends to assign to a third (3rd) party, shall be constructed, developed and owned by Tower Company. In the event that the Tower Company elects not to accept an Applicable Tower Site or otherwise terminates its obligations in regards to an Applicable Tower Site or does not complete an Applicable Tower Site the total number of Tower Facilities to be constructed in the Montgomery Market by Tower Company will be reduced by the number of Applicable Tower Sites rejected, terminated or not otherwise completed. In the event that the Carrier does not initially assign the Tower Company fourteen (14) Tower Facilities in the Montgomery Market during the 1999 calendar year, the Carrier shall assign to the Tower Company Tower Facilities in the Montgomery Market or other Carrier Markets to the extent available in the 1999 calendar year and/or the first quarter of the 2000 calendar year so that the cumulative number of sites in this Schedule shall not be diminished.

         (b) In the event that the Tower Company rejects or terminates its obligations or otherwise fails to complete or does not otherwise complete and construct twenty percent (20%) or more of the Tower Facilities and installation of the Carrier Equipment upon the Applicable Tower Sites in the Montgomery Market, such actions shall constitute an Event of Default under the Master Lease and in addition to any other remedies at equity or law or in the Master Lease which Carrier may have, Carrier shall have the right to terminate the Master Lease upon five (5) days written notice and to require the Tower Company to assign or reassign any or all Ground Leases under the applicable Tower Sites in the Montgomery Market to Carrier or its assignee, to assign or reassign any or all Pre-Development Information to Carrier or its assignee and to assign or reassign any other easements, leases, licenses, subleases, contracts, suppliers contracts or agreements regarding or related to any or all of the Applicable Tower Sites in the Montgomery Market to the Carrier or its assignee. In addition thereto Carrier shall have the right to require the Tower Company to convey any other property (real or personal, tangible or intangible) related to or connected to the Applicable Tower Sites in the Montgomery Market, including without limitation, the Tower Facilities, any pads, utilities, wiring, cabling, connections, etc. to the Carrier or its assignee. The Carrier or its assignee shall reimburse the Tower Company for the fair market value of the tower and the related accessories, but no further or otherwise.

3. PRE-DEVELOPMENT COSTS:

         (a) For each Tower Site for which Carrier has obtained Pre-Development Information. Tower Company shall reimburse Carrier up to the following amounts, but no more than the following amounts for delivery of the Pre-Development Information for the Applicable Tower Site from the Carrier to the Tower Company within ten (10) days of the execution of the Assignment based upon the following milestones:

MILESTONE 1:  Delivery of Candidate Site Report
                             - Selection Form [CONFIDENTIAL TREATMENT REQUESTED]
o Identification of 3 leasable, zonal and constructable candidates
o Coordination of site visit
o Submission of reports including but not limited to Zoning Summary, Permit Summary, site sketch

MILESTONE 2:  Delivery of Lease Package       [CONFIDENTIAL TREATMENT REQUESTED]
o Submission of pre-approved, executed lease, including any access easements, rights-of-way, etc. that may be required.
o Site Package, Site Survey

MILESTONE 3:  Delivery of Title and Title Clearance Items
                                              [CONFIDENTIAL TREATMENT REQUESTED]
o Submission of Title Report
o Submission of evidence curative work complete

MILESTONE 4:  Delivery of Zoning Decision     [CONFIDENTIAL TREATMENT REQUESTED]
o Submission of zoning application and verification of attendance at required zoning meetings
o Submission of verification of zoning decision

MILESTONE 5:  Building Permit Ready           [CONFIDENTIAL TREATMENT REQUESTED]
o Coordination of NEPA, FCC, Environmental Assessments,
  Geotechnicals as required
o Receipt of Building Permit and any other permits required for construction

TOTAL PRICE                                   [CONFIDENTIAL TREATMENT REQUESTED]

4. SCHEDULE OF COMPLETION:

         (a) Tower Company and Carrier shall negotiate and reach a mutually reasonable agreement which defines the schedule for delivery of the Pre-Development Information and the Ground Leases and for the completion and installation of the Tower Facilities in the Montgomery Market on or before May 31, 1999. In the event that the Carrier and the Tower Company cannot reach a mutually reasonable agreement (which agreement shall not be unreasonably withheld by the Carrier or the Tower Company) this Schedule 2 shall be null and void and the Carrier and the Tower Company shall have no further obligation to each other in the Montgomery Market or this Schedule.

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

         (b) Tower Company shall diligently exercise its best efforts to construct and deliver all of the Tower Sites in the clusters which have been developed by Carrier for the best system optimization.

5. RENT:

         (a) Initial Term. As consideration for the use and occupancy of the Premises under any SLA during the Initial Term, Carrier shall pay Tower Company or such entity as Tower Company may designate from time to time, on the first day of each calendar month during the Initial Term, the sum of [CONFIDENTIAL TREATMENT REQUESTED] per month. During the initial term of the Master Lease, the Rent shall be increased on each anniversary of the Commencement Date by [CONFIDENTIAL TREATMENT REQUESTED] annually. Rent shall be payable on the first day of each month in advance to Tower Company at Tower Company's address as specified in Paragraph 5.1 of the Master Lease. In the event that the Commencement Date is other than the first day of a calendar month, Rent shall be prorated over the number of days remaining in the month in which the SLA commenced and shall thereafter be paid on the first day of each calendar month. Tower Company and Carrier shall execute a letter agreement to attach to each SLA to confirm the amount of the Rent.

         (b) Renewal Terms. In the event that Carrier elects to renew an SLA as provided in paragraph 4.5 of the Master Lease, Rent during the first Renewal Term of the SLA shall be the same amount as the Rent during the last year of the Initial Term of the Master Lease. Rent shall be increased by [CONFIDENTIAL TREATMENT REQUESTED] over the Rent accruing under the immediately prior term of the SLA, commencing with the beginning of the Second Renewal Term of the SLA.

6. INSTALLATION OF CARRIER EQUIPMENT. Carrier and Tower Company acknowledge and agree that Tower Company shall be obligated to and Tower Company shall provide all materials, equipment and supplies for the installation and construction of and shall install and construct all Tower Facilities and install the Carrier's Equipment ("Carrier's Equipment Installation") except for the placement and setting of the cabinet upon the Carrier Premises and for the purchase and delivery of the equipment and items described in Section 6(c), which installation shall include without limitation, the following:

(a) INSTALLATION. Tower Company shall perform all operations necessary and required to build sites and install Personal Communications Services ("PCS") cellular base transmission equipment, including without limitation:

         (i) Tower Company shall famish all labor, supervision, materials and equipment (other than materials and equipment specified as famished by others) and perform all operations necessary and required to build sites and install Personal Communications Services ("PCS") cellular base transmission equipment.

         (ii) Tower Company shall install the Carrier Equipment upon the Tower Facilities in accordance with their approved construction drawings, specifications (except for those Tritel famished specifications) and other contract documents. Work includes but is not limited to the following:

              (A) Preparation of raw land sites by clearing, grubbing and grading. Construction of access roads as required. Preparation of building, structures, or roofs in accordance with all legal requirements and the Carrier Specifications for installing the Carrier Equipment.

              (B) Install electrical work required including raceways, cable trays, boxes, underground ducts, utility structures, wires, cables, wiring devices and related work necessary for a functional PCS site.

              (C) Installation of framing for support of Carrier Equipment.

              (D) Installation of equipment foundations.

              (E) Seal penetrations through existing and new construction as required by local codes and ordinances.

              (F) Field quality control and inspections.

              (G) Performance of sweep test and provide results in accordance with project requirements contained in Specification No.
         24085-002-3PS-EFW0-00001 and provide test results for Carrier review and approval.

              (H) Perform ground testing for each site and provide results in accordance with project requirements contained in Specification No. 24085-000-3PS-EG00-G000 1 and provide test results for Carrier review and approval.

              (I) Receipt and storage of Carrier/third party materials, as required.

              (J) Provide concrete testing for all concrete work as required.

              (K) Provide all inspections required by local and state jurisdictions.

              (L) Obtain and pay for all permits including special permits, as required.

              (M) Tower Company shall be responsible for obtaining FAA and FCC permits, applications and approvals.

              (N) Tower Company shall be responsible for any AM De-Tuning if required.

         (iii) The Carrier Equipment Installation shall conform to the construction drawings and specifications, and applicable federal, state, county, city, local laws, ordinances, rules and regulations of the authorities having jurisdiction and the Carrier Specifications.

         (iv) Tower Company shall furnish all labor, supervision, construction equipment, transportation, licenses, taxes, safety supplies, consumable supplies, all materials and each and every item of expense required to complete the Carrier's Equipment Installation, except the items described in Section 6c of this Schedule.

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

         (v) Tower Company shall investigate, review, and if applicable, obtain the proposed rights-of-way for ingress and egress from public and private roads for clearances, restrictions, bridge load limit, bond requirements, permits (and waivers of any of the foregoing if necessary) and other limitations that may affect transportation and storage of Carrier's and Tower Company's equipment, materials and manpower to or for the Applicable Tower Site.

         (vi) Tower Company shall obtain and pay for all work permits required by governmental authorities and other permits required for Tower Company's construction pertains including but not limited to Tower Company's licenses, construction bonds, transportation, equipment, labor and/or other general permits.

(b)  INSPECTION AND ACCEPTANCE

         (i) Carrier Equipment Installation shall be subject to the inspection and approval of Carrier and its agent, such approval not to be unreasonably withheld, delayed or conditioned, and/or authorities or agencies having jurisdiction.

         (ii) Tower Company shall schedule the work upon the Carrier Equipment Installation and provide notification to Carrier to comply with any and all requirements for inspections including, but not limited to, sweep testing, ground testing and final inspection.

         (iii) Tower Company shall provide verification that antennae are aligned as required by the design drawings and are within the tolerance.

         (iv) Tower Company shall coordinate and schedule final inspection walk down inspections with Tritel and/or its' agents.

(c) CARRIER SUPPLIED EQUIPMENT AND MATERIAL

Equipment and Materials supplied by the Carrier will be delivered to Tower Company on a just in time basis to meet scheduled construction start dates, to the Applicable Tower Sites or Tower Company's facilities as chosen by Tower Company. Tower Company shall receive, document, store, protect and transport all materials as required. The receiving notices will be furnished to Carrier within 24 hours of delivery to Tower Company. The following equipment will be furnished by Carrier, but no further or otherwise:

(i) Antenna Supports/Mounts
(ii) Antennas, including downtilt brackets
(iii) Coax Cable
(iv) Coax Connectors
(v) TMAS
(vi) Surge Suppressors
(vii) Ericsson equipment frames

Tower Company shall provide a bill of material for each Applicable Tower Site five working days before the materials/equipment are needed for installation.

Tower Company is also responsible for notification of electrical installation and termination of equipment with Carrier in order to coordinate the installation of the cabinet and related equipment by Ericcson.

(d) DELIVERY. Tower Company will be required to provide the following documentation to Carteret the completion of the Carrier Equipment Installation for each Applicable Tower Site:

      Sweep test results
      Grounding test results
      Concrete test results
      All other test results and reports
      Pictures of the ground ring, ground rods before filling trenches with each A completed and signed off Punch list from the final walkdown

(e) PLANNING AND SCHEDULING. Tower Company will conduct regular process review meetings with Carrier and/or its agent and provide input into the project database to report the construction and installation status.

(f) AS BUILT DRAWINGS. As Built Drawings - Tower Company will provide as-built drawings to Carrier of each Applicable Tower Site which detail all pertinent information relating to Carrier's equipment and antenna system at the Applicable Site and shall substantially conform to the specifications supplied by CARRIER

g) PUNCH LIST & ACCEPTANCE - Upon final completion of the Carrier's Equipment Installation at each Applicable Tower Site by Tower Company in accordance with the provisions of this Agreement, Tower Company shall request, in writing, final inspection of the Applicable Tower Site. Carrier will inspect the Carrier's Equipment Installation within fifteen (15) business days of the receipt of Tower Company's notice that the Carrier Equipment Installation is complete. Within ten
(10) business days of inspection, Carrier will either provide a signed writing evidencing final acceptance of the Carrier Equipment Installation or, through the use of a punch list form, advise Tower Company of the portions of the Carrier Equipment Installation that are defective or incomplete or of obligations that have not been fulfilled but are required for final acceptance. Tower Company shall complete any unfinished or defective portion of the Carrier Equipment Installation which are necessary to install and operate Carrier's equipment within ten (10) business days following issuance of the punch list. With respect to other punch list items, Tower Company shall complete all unfinished or defective portions of the Carrier Premises within fifteen (15) calendar days following issuance of the punch list.

h) TRADE AND CONSTRUCTION PERMITS - Tower Company shall obtain, at its expense, all necessary local and municipal permits, licenses, inspections, certificates and approvals necessary to complete the Carrier Equipment Installation, and shall ensure compliance with all state environmental laws. Tower Company shall pay all Rents for such permits, licenses, inspections, certificates or approvals to the appropriate government body or other entity.

i) LIENS. Tower Company shall keep the Tower Facilities and the Carrier Equipment free of all involuntary liens and claims, including without limitation, (other than liens and claims arising

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

by, through or under Carrier) liens and claims (a) arising out of or related to the performance of the construction, all liens and claims of any contractor, subcontractor, laborer, mechanic or materialman for labor performed or material furnished in connection with the performance of the construction; (b) liens or claims arising from taxes or assessments, except for personal property taxes which may be assessed against Carrier's Equipment, and except for liens for taxes or assessments which are not yet due and payable; or (c) liens or claims which may impair Carrier's interest.

7. REPRESENTATIONS - Notwithstanding any other provision contained in this Schedule or any other terms of this Agreement, the following terms and conditions shall apply with respect to the materials, equipment and services provided hereunder:

         a) Tower Company, its agents, subcontractors, and employees shall perform the Carrier Equipment Installation as independent contractors, and not as agents, partners, joint venturers or employees of Carrier. Tower Company shall supervise and direct the Carrier Equipment Installation, using the care and skill ordinarily used by members of Tower Company's profession practicing under similar conditions at the same time and in the same geographic area, and Tower Company shall be solely responsible for all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Carrier Equipment Installation.

         b) Unless otherwise specifically provided in the Carrier Equipment Installation, Tower Company shall provide and pay for all labor, supervision, materials, construction surveys and layout, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for the proper execution and completion of the Applicable Tower Site consistent with the terms of this Schedule and the Agreement.

         c) Tower Company shall at all times enforce strict discipline and good order among its employees.

         d) Tower Company hereby represents and warrants to Carrier that all materials and equipment incorporated in the Applicable Tower Site will be new unless otherwise requested in writing by Tower Company and agreed to in writing by Carrier prior to their use and all such materials and equipment shall be of good quality. Tower Company further represents and warrants that the Carrier's Equipment Installation to be performed under this Agreement, and all workmanship, materials and equipment provided, furnished, used or installed in construction of the same, shall be safe, substantial, good quality and durable construction in all respects, and that all of the Carrier's Equipment installation will be free from faults and defects and in conformance with the terms of this Agreement. The warranty for the services provided by Tower Company at each Applicable Tower Site shall be for a period of Eighteen (18) months from the date of full acceptance of the Site by Carrier (the "Warranty Period"). Tower Company represents, warrants and agrees that the Carrier Equipment shall be constructed and installed in a good and workmanlike manner and in accordance with the plans and specifications for the installation of the Carrier

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

              Equipment and all applicable federal, state and local laws, ordinances, rules and regulations and shall be of good quality, free from faults and patent defects.

         e) Tower Company agrees to correct any defective portion of the Applicable Tower Site or the Carrier Premises. If Tower Company fails, after ten (10) days following written notice from Carrier:
              (i) to commence and continue correction of such defective Carrier Equipment Installation with diligence and promptness; (ii) to perform the Carrier Equipment Installation; or (iii) to comply with any other provision of this Agreement, Carrier may correct and remedy any such deficiency in addition to any other remedies it may have. Tower Company shall not be responsible for reasonable delays caused by inclement weather that would delay a reasonable contractors performance of the installation of a wireless antennae system substantially similar to the Carrier Equipment Installation set forth herein.

         f) Tower Company shall supervise and direct the Carrier Equipment Installation on the Carrier Equipment (the "Carrier Equipment Work"), using Tower Company's best skill and attention. Tower Company shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Carrier Equipment Work on the Tower Facilities under this Agreement excluding the placement and setting of any cabinet or shelter and equipment contained therein; and.

         g) Tower Company shall enforce strict discipline and good order among the employees and other persons carrying out this Agreement. Tower Company shall not permit employment of unfit persons or persons not skilled in tasks assigned to them; and

         h) Tower Company shall provide Carrier (and its employees, agents and contractors) access to the Carrier Equipment Work in preparation and progress wherever located, provided that such access shall not interfere with the Carrier Equipment Work; and

         i) Tower Company shall pay all royalties and license fees; shall defend suits or claims for infringement of patent rights and shall hold Carrier harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by Carrier unless Tower Company has reason to believe that there is an infringement of patent.

         j) Tower Company shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Agreement. Tower Company shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

                   (1) employees on the Carrier Equipment Work, the Tower Facilities or the Applicable Tower Site and other persons who may be affected thereby;

                   (2) the Carrier Equipment Work, the Tower Facilities, the Applicable Tower Site and materials and equipment to be incorporated therein; and

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

                   (3) other property at the Applicable Tower Site or adjacent thereto.

8. REIMBURSEMENT FOR INSTALLATION OF CARRIER EQUIPMENT. Carrier shall pay the Tower Company [CONFIDENTIAL TREATMENT REQUESTED] ("Carrier Installation Rent") for the installation of the Carrier Equipment as contemplated in Section 7 of this Schedule.

9. COMMENCEMENT DATE. The term "Commencement Date" shall mean the date when the initial term of each SLA shall commence and shall be the date which is the later of (i) the date that Tower Company completes installation of Carrier Equipment on the Premises in the event that the Tower Company is installing Carrier's Equipment on the Premises; or (ii) fifteen (15) days after Carrier has accepted the Tower Facilities pursuant to Paragraph 3.7 of the Master Lease; or (iii) in the event that Carrier has not accepted the Tower Facilities pursuant to Paragraph 3.7 of the Master Lease, fifteen (15) days after the date that the Tower Facilities are substantially complete and Carrier is able to operate the Carrier Equipment upon the Tower Facilities in compliance with all laws, rules and regulations; or (iv) October 18, 1999.

10. SCHEDULE IS MODIFICATION. This Schedule shall be added to and modify the terms and conditions of the Master Lease and hereby is incorporated into the terms of the Master Lease. In the event that there is a conflict or contradiction between the terms and conditions of the Master Lease and this Schedule, the terms and conditions of this Schedule shall control.

IN WITNESS WHEREOF, Tower Company and Carrier have signed this Schedule as of the date and year first above written.

CARRIER:                               TOWER COMPANY:

TRITEL COMMUNICATIONS, INC.            AMERICAN TOWER, L.P., A
                                       DELAWARE LIMITED
                                       PARTNERSHIP
                                       BY: ATC GP, INC.
                                       TITLE:  SOLE GENERAL PARTNER

By:                                    By:
   -------------------------------        -------------------------------
   William S. Arnett
   President                           Name:
                                            -----------------------------

                                       Title:
                                             ----------------------------

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

                          SCHEDULE 3 TO ATTACHMENT "VI"
                             OF MASTER LEASE BETWEEN
                            TOWER COMPANY AND CARRIER
                              MARKET SPECIFIC TERMS

1. CARRIER MARKET: Birmingham Market - This Schedule shall apply to the Birmingham Market only.

2. NUMBER OF SITES: -

          (a) Carrier shall and hereby grants to Tower Company the right to develop, construct and lease twenty two (22) Tower Facilities in the Birmingham Market more particularly described in Exhibit A attached hereto. The granting of the twenty two (22) sites mentioned above will count towards the fulfillment of Carrier's obligation to award sites as stated in Schedule 1 and Schedule 2 To Attachment "VI" of this agreement. It is understood and agreed by Carrier and Tower Company from this point forward, that any rights to develop, construct and lease any future sites for Carrier in any market, will be awarded on merit only. In the event that the Tower Company elects not to accept an Applicable Tower Site or otherwise terminates its obligations in regards to an Applicable Tower Site or does not complete an Applicable Tower Site the total number of Tower Facilities to be constructed in the Birmingham Market (or other Markets if applicable) by Tower Company will be reduced by the number of Applicable Tower Sites rejected, terminated or not otherwise completed.

          (b) In the event that the Tower Company rejects or terminates its obligations or otherwise fails to complete or does not otherwise complete and construct twenty percent (20%) or more of the Tower Facilities and installation of the Carrier Equipment upon the Applicable Tower Sites in the Birmingham Market, such actions shall constitute an Event of Default under the Master Lease and in addition to any other remedies at equity or law or in the Master Lease which Carrier may have, Carrier shall have the right to terminate the Master Lease upon five (5) days written notice and to require the Tower Company to assign or reassign any or all Ground Leases under the applicable Tower Sites in the Birmingham Market to Carrier or its assignee, to assign or reassign any or all Pre-Development Information to Carrier or its assignee and to assign or reassign any other easements, leases, licenses, subleases, contracts, suppliers contracts or agreements regarding or related to any or all of the Applicable Tower Sites in the Huntsville Market to the Carrier or its assignee. In addition thereto Carrier shall have the right to require the Tower Company to convey any other property (real or personal, tangible or intangible) related to or connected to the Applicable Tower Sites in the Birmingham Market, including without limitation, the Tower Facilities, any pads, utilities, wiring, cabling, connections, etc. to the Carrier or its assignee. The Carrier or its assignee shall reimburse the Tower Company for the fair market value of the tower and the related accessories, but no further or otherwise.

3. PRE-DEVELOPMENT COSTS:

         (a) For each Tower Site for which Carrier has obtained Pre-Development Information. Tower Company shall reimburse Carrier up to the following amounts, but no more than the following amounts for delivery of the Pre-Development Information for the

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

              Applicable Tower Site from the Carrier to the Tower Company within ten (10) days of the execution of the Assignment based upon the following milestones:

MILESTONE 1:  Delivery of Candidate Site Report
                             - Selection Form [CONFIDENTIAL TREATMENT REQUESTED]
o Identification of 3 leasable, zonal and constructable candidates
o Coordination of site visit
o Submission of reports including but not limited to Zoning Summary, Permit Summary, site sketch

MILESTONE 2:  Delivery of Lease Package       [CONFIDENTIAL TREATMENT REQUESTED]
o Submission of pre-approved, executed lease, including any access easements, rights-of-way, etc. that may be required.
o Site Package, Site Survey

MILESTONE 3:  Delivery of Title and Title Clearance Items
                                              [CONFIDENTIAL TREATMENT REQUESTED]
o Submission of Title Report
o Submission of evidence curative work complete

MILESTONE 4:  Delivery of Zoning Decision     [CONFIDENTIAL TREATMENT REQUESTED]
o Submission of zoning application and verification of attendance at required zoning meetings
o Submission of verification of zoning decision

MILESTONE 5:  Building Permit Ready           [CONFIDENTIAL TREATMENT REQUESTED]
o Coordination of NEPA, FCC, Environmental Assessments,
  Geotechnicals as required
o Receipt of Building Permit and any other permits required for construction

TOTAL PRICE                                   [CONFIDENTIAL TREATMENT REQUESTED]

4. SCHEDULE OF COMPLETION:

         (a) Subject to the force majeure provisions of Section 5.5(e) of the Master Lease, Tower Company shall deliver to the Carrier all of the Pre-Development Information and the Ground Lease for the Applicable Tower Sites by the dates according to the following Schedule:

         This portion of said Schedule shall be completed no later than July 31, 1999.

         (b) Tower Company shall deliver all Tower Sites fully completed with Carrier's Equipment completely installed according to the following schedule, excepting those Tower Sites delayed by Carrier actions or inaction's or those Tower Sites delayed beyond Tower

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

Company's control, including but not limited to Governmental Approvals, moratoria, FAA or force majeure:

         This portion of said Schedule shall be completed no later than July 31, 1999

         (c) Tower Company shall diligently exercise its best efforts to construct and deliver all of the Tower Sites in the clusters which have been developed by Carrier for the best system optimization.

5. RENT:

         (a) Initial Term. As consideration for the use and occupancy of the Premises under any SLA during the Initial Term, Carrier shall pay Tower Company or such entity as Tower Company may designate from time to time, on the first day of each calendar month during the Initial Term, the sum of [CONFIDENTIAL TREATMENT REQUESTED] per month. During the initial term of the Master Lease, the rent shall be increased on each anniversary of the Commencement Date by [CONFIDENTIAL TREATMENT REQUESTED] annually. Rent shall be payable on the first day of each month in advance to Tower Company at Tower Company's address as specified in Paragraph 5.1 of the Master Lease. In the event that the Commencement Date is other than the first day of a calendar month, Rent shall be prorated over the number of days remaining in the month in which the SLA commenced and shall thereafter be paid on the first day of each calendar month. Tower Company and Carrier shall execute a letter agreement to attach to each SLA to confirm the amount of the Rent.

         (b) Renewal Terms. In the event that Carrier elects to renew an SLA as provided in paragraph 4.5 of the Master Lease, Rent during the first Renewal Term of the SLA shall be the same amount as the Rent during the last year of the Initial Term of the Master Lease. Rent shall be increased by [CONFIDENTIAL TREATMENT REQUESTED] over the Rent accruing under the immediately prior term of the SLA, commencing with the beginning of the Second Renewal Term of the SLA.

6. INSTALLATION OF CARRIER EQUIPMENT. Carrier and Tower Company acknowledge and agree that Tower Company shall be obligated to and Tower Company shall provide all materials, equipment and supplies for the installation and construction of and shall install and construct all Tower Facilities and install the Carrier's Equipment ("Carrier's Equipment Installation") except for the placement and setting of the cabinet upon the Carrier Premises and for the purchase and delivery of the equipment and items described in Section 6(c), which installation shall include without limitation, the following:

(a) INSTALLATION. Tower Company shall perform all operations necessary and required to build sites and install Personal Communications Services ("PCS") cellular base transmission equipment, including without limitation:

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

         (i) Tower Company shall furnish all labor, supervision, materials and equipment (other than materials and equipment specified as furnished by others) and perform all operations necessary and required to build sites and install Personal Communications Services ("PCS") cellular base transmission equipment.

         (ii) Tower Company shall install the Carrier Equipment upon the Tower Facilities in accordance with their approved construction drawings, specifications (except for those Tritel furnished specifications) and other contract documents. Work includes but is not limited to the following:

              (A) Preparation of raw land sites by clearing, grubbing and grading. Construction of access roads as required. Preparation of building, structures, or roofs in accordance with all legal requirements and the Carrier Specifications for installing the Carrier Equipment.

              (B) Install electrical work required including raceways, cable trays, boxes, underground ducts, utility structures, wires, cables, wiring devices and related work necessary for a functional PCS site.

              (C) Installation of financing for support of Carrier Equipment.

              (D) Installation of equipment foundations.

              (E) Seal penetrations through existing and new construction as required by local codes and ordinances.

              (F) Field quality control and inspections.

              (G) Performance of sweep test and provide results in accordance with project requirements contained in Specification No.
         24085-002-3PS-EFW0-00001 and provide test results for Carrier review and approval.

              (H) Perform ground testing for each site and provide results in accordance with project requirements contained in Specification No. 24085-000-3PS-EG00-G000 1 and provide test results for Carrier review and approval.

              (I) Receipt and storage of Carrier/third party materials, as required.

              (J) Provide concrete testing for all concrete work as required.

              (K) Provide all inspections required by local and state jurisdictions.

              (L) Obtain and pay for all permits including special permits, as required.

              (M) Tower Company shall be responsible for obtaining FAA and FCC permits, applications and approvals.

              (N) Tower Company shall be responsible for any AM De-Tuning if required.

         (iii) The Carrier Equipment Installation shall conform to the construction drawings and specifications, and applicable federal, state, county, city, local laws, ordinances, rules and regulations of the authorities having jurisdiction and the Carrier Specifications.

         (iv) Tower Company shall furnish all labor, supervision, construction equipment, transportation, licenses, taxes, safety supplies, consumable supplies, all materials and each and every item of expense required to complete the Carrier's Equipment Installation, except the items described in Section 6c of this Schedule.

         (v) Tower Company shall investigate, review, and if applicable, obtain the proposed rights-of-way for ingress and egress from public and private roads for clearances, restrictions, bridge load limit, bond requirements, permits (and waivers of any of the foregoing if necessary) and other limitations that may affect transportation and storage of Carrier's and Tower Company's equipment, materials and manpower to or for the Applicable Tower Site.

         (vi) Tower Company shall obtain and pay for all work permits required by governmental authorities and other permits required for Tower Company's construction pertains including but not limited to Tower Company's licenses, construction bonds, transportation, equipment, labor and/or other general permits.

(b)  INSPECTION AND ACCEPTANCE

         (i) Carrier Equipment Installation shall be subject to the inspection and approval of Carrier and its agent, such approval not to be unreasonably withheld, delayed or conditioned, and/or authorities or agencies having jurisdiction.

         (ii) Tower Company shall schedule the work upon the Carrier Equipment Installation and provide notification to Carrier to comply with any and all requirements for inspections including, but not limited to, sweep testing, ground testing and final inspection.

         (iii) Tower Company shall provide verification that antennae are aligned as required by the design drawings and are within the tolerance.

         (iv) Tower Company shall coordinate and schedule final inspection walk down inspections with Tritel and/or its' agents.

(c) CARRIER SUPPLIED EQUIPMENT AND MATERIAL

Equipment and Materials supplied by the Carrier will be delivered to Tower Company on a just in time basis to meet scheduled construction start dates, to the Applicable Tower Sites or Tower Company's facilities as chosen by Tower Company. Tower Company shall receive, document, store, protect and transport all materials as required. The receiving notices will be furnished to Carrier within 24 hours of delivery to Tower Company. The following equipment will be furnished by Carrier, but no further or otherwise:

(i) Antenna Supports/Mounts
(ii) Antennas, including downtilt brackets

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(iii) Coax Cable
(iv) Coax Connectors
(v) TMAS
(vi) Surge Suppressors
(vii) Ericsson equipment frames

Tower Company shall provide a bill of material for each Applicable Tower Site five working days before the materials/equipment are needed for installation.

Tower Company is also responsible for notification of electrical installation and termination of equipment with Carrier in order to coordinate the installation of the cabinet and related equipment by Ericcson.

(d) DELIVERY. Tower Company will be required to provide the following documentation to Carrier at the completion of the Carrier Equipment Installation for each Applicable Tower Site:

      Sweep test results
      Grounding test results
      Concrete test results
      All other test results and reports
      Pictures of the ground ring, ground rods before filling trenches with each A completed and signed off Punch list from the final walkdown

(e) PLANNING AND SCHEDULING. - Tower Company will conduct regular process review meetings with Carrier and/or its agent and provide input into the project database to report the construction and installation status.

(f) AS BUILT DRAWINGS. As Built Drawings - Tower Company will provide as-built drawings to Carrier of each Applicable Tower Site which detail all pertinent information relating to Carrier's equipment and antenna -system at the Applicable Site and shall substantially conform to the specifications supplied by CARRIER

g) PUNCH LIST & ACCEPTANCE - Upon final completion of the Carrier's Equipment Installation at each Applicable Tower Site by Tower Company in accordance with the provisions of this Agreement, Tower Company shall request, in writing, final inspection of the Applicable Tower Site. Carrier will inspect the Carrier's Equipment Installation within fifteen (15) business days of the receipt of Tower Company's notice that the Carrier Equipment Installation is complete. Within ten
(10) business days of inspection, Carrier will either provide a signed writing evidencing final acceptance of the Carrier Equipment Installation or, through the use of a punch list form, advise Tower Company of the portions of the Carrier Equipment Installation that are defective or incomplete or of obligations that have not been fulfilled but are required for final acceptance. Tower Company shall complete any unfinished or defective portion of the Carrier Equipment Installation which are necessary to install and operate Carrier's equipment within ten (10) business days following issuance of the punch list. With respect to other punch list items, Tower Company shall complete all unfinished or defective portions of the Carrier Premises within fifteen (15) calendar days following issuance of the punch list.

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h) TRADE AND CONSTRUCTION PERMITS - Tower Company shall obtain, at its expense, all necessary local and municipal permits, licenses, inspections, certificates and approvals necessary to complete the Carrier Equipment Installation, and shall ensure compliance with all state environmental laws. Tower Company shall pay all Rents for such permits, licenses, inspections, certificates or approvals to the appropriate government body or other entity.

i) LIENS. Tower Company shall keep the Tower Facilities and the Carrier Equipment free of all involuntary liens and claims, including without limitation, (other than liens and claims arising by, through or under Carrier) liens and claims (a) arising out of or related to the performance of the construction, all liens and claims of any contractor, subcontractor, laborer, mechanic or materialman for labor performed or material furnished in connection with the performance of the construction; (b) liens or claims arising from taxes or assessments, except for personal property taxes which may be assessed against Carrier's Equipment, and except for liens for taxes or assessments which are not yet due and payable; or (c) liens or claims which may impair Carrier's interest.

7. REPRESENTATIONS - Notwithstanding any other provision contained in this Schedule or any other terms of this Agreement, the following terms and conditions shall apply with respect to the materials, equipment and services provided hereunder:

         a) Tower Company, its agents, subcontractors, and employees shall perform the Carrier Equipment Installation as independent contractors, and not as agents, partners, joint venturers or employees of Carrier. Tower Company shall supervise and direct the Carrier Equipment Installation, using the care and skill ordinarily used by members of Tower Company's profession practicing under similar conditions at the same time and in the same geographic area, and Tower Company shall be solely responsible for all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Carrier Equipment Installation.

         b) Unless otherwise specifically provided in the Carrier Equipment Installation, Tower Company shall provide and pay for all labor, supervision, materials, construction surveys and layout, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for the proper execution and completion of the Applicable Tower Site consistent with the terms of this Schedule and the Agreement.

         c) Tower Company shall at all times enforce strict discipline and good order among its employees.

         d) Tower Company hereby represents and warrants to Carrier that all materials and equipment incorporated in the Applicable Tower Site will be new unless otherwise requested in writing by Tower Company and agreed to in writing by Carrier prior to their use and all such materials and equipment shall be of good quality. Tower Company further represents and warrants that the Carrier's Equipment Installation to be performed under this Agreement, and all workmanship, materials and equipment provided, furnished, used or installed in construction of the same, shall be safe,

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              substantial, good quality and durable construction in all
              respects, and that all of the Carrier's Equipment installation will be free from faults and defects and in conformance with the terms of this Agreement. The warranty for the services provided by Tower Company at each Applicable Tower Site shall be for a period of Eighteen (18) months from the date of full acceptance of the Site by Carrier (the "Warranty Period"). Tower Company represents, warrants and agrees that the Carrier Equipment shall be constructed and installed in a good and workmanlike manner and in accordance with the plans and specifications for the installation of the Carrier Equipment and all applicable federal, state and local laws, ordinances, rules and regulations and shall be of good quality, free from faults and patent defects.

         e) Tower Company agrees to correct any defective portion of the Applicable Tower Site or the Carrier Premises. If Tower Company fails, after ten (10) days following written notice from Carrier:
              (i) to commence and continue correction of such defective Carrier Equipment Installation with diligence and promptness; (ii) to perform the Carrier Equipment Installation; or (iii) to comply with any other provision of this Agreement Carrier may correct and remedy any such deficiency in addition to any other remedies it may have. Tower Company shall not be responsible for reasonable delays caused by inclement weather that would delay a reasonable contractor's performance of the installation of a wireless antennae system substantially similar to the Carrier Equipment Installation set forth herein.

         f) Tower Company shall supervise and direct the Carrier Equipment Installation on the Carrier Equipment (the "Carrier Equipment Work"), using Tower Company's best skill and attention. Tower Company shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Carrier Equipment Work on the Tower Facilities under this Agreement excluding the placement and setting of any cabinet or shelter and equipment contained therein; and.

         g) Tower Company shall enforce strict discipline and good order among the employees and other persons carrying out this Agreement. Tower Company shall not permit employment of unfit persons or persons not skilled in tasks assigned to them; and

         h) Tower Company shall provide Carrier (and its employees, agents and contractors) access to the Carrier Equipment Work in preparation and progress wherever located, provided that such access shall not interfere with the Carrier Equipment Work; and

         i) Tower Company shall pay all royalties and license fees; shall defend suits or claims for infringement of patent rights and shall hold Carrier harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by Carrier unless Tower Company has reason to believe that there is an infringement of patent.

         j) Tower Company shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the

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              Agreement. Tower Company shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

                   (1) employees on the Carrier Equipment Work, the Tower Facilities or the Applicable Tower Site and other persons who may be affected thereby;

                   (2) the Carrier Equipment Work, the Tower Facilities, the Applicable Tower Site and materials and equipment to be incorporated therein; and

                   (3) other property at the Applicable Tower Site or adjacent thereto.

8. REIMBURSEMENT FOR INSTALLATION OF CARRIER EQUIPMENT. Carrier shall pay the Tower Company Thirty Thousand and no/100s Dollars ($30,000.00) ("Carrier Installation Rent") for the installation of the Carrier Equipment as contemplated in Section 7 of this Schedule.

9. NOTICE OF EXISTING APPLICABLE TOWER SITES. Notwithstanding the provisions contained within the body of the Master Lease, Tower Company acknowledges that Carrier has as of the date of this Agreement notified Tower Company of the Applicable Tower Sites identified in Exhibit "A" to this Schedule (the "Existing Applicable Tower Sites"). Within fifteen (15) business days from the date of this Agreement, Tower Company will provide a Notice of Acceptance for or will reject each such Applicable Tower Site. If Tower Company provides a Notice of Acceptance for any such Applicable Tower Site, Tower Company shall reimburse Carrier for the Pre-Development Costs associated with each accepted Applicable Tower Site in accordance with this Schedule.

10. COMMENCEMENT DATE. The term "Commencement Date" shall mean the date when the initial term of each SLA shall commence and shall be the date which is the later of (i) the date that Tower Company completes installation of Carrier Equipment on the Premises in the event that the Tower Company is installing Carrier's Equipment on the Premises; or (ii) fifteen (15) days after Carrier has accepted the Tower Facilities pursuant to Paragraph 3.7 of the Master Lease; or (iii) in the event that Carrier has not accepted the Tower Facilities pursuant to Paragraph 3.7 of the Master Lease, fifteen (15) days after the date that the Tower Facilities are substantially complete and Carrier is able to operate the Carrier Equipment upon the Tower Facilities in compliance with all laws, rules and regulations; or (iv) March 1, 1999.

11. SCHEDULE IS MODIFICATION. This Schedule shall be added to and modify the terms and conditions of the Master Lease and hereby is incorporated into the terms of the Master Lease. In the event that there is a conflict or contradiction between the terms and conditions of the Master Lease and this Schedule, the terms and conditions of this Schedule shall control.

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IN WITNESS WHEREOF, Tower Company and Carrier have signed this Schedule as of the date and year first above written.

CARRIER:                               TOWER COMPANY:

TRITEL COMMUNICATIONS, INC.            AMERICAN TOWER, L.P., A
                                       DELAWARE LIMITED
                                       PARTNERSHIP
                                       BY: ATC GP, INC.
                                       TITLE:  SOLE GENERAL PARTNER

By:                                    By:
   -------------------------------        -------------------------------
   William S. Arnett
   President                           Name:
                                            -----------------------------

                                       Title:
                                             ----------------------------

Date:                                  Date:
     -----------------------------          -----------------------------

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